UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

INTERNATIONAL MEDIA ACQUISITION CORP.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

INTERNATIONAL MEDIA ACQUISITION CORP.
1221 Brickell Avenue
Miami, FL 33131
786-432-7588

PROXY STATEMENT FOR ANNUAL GENERAL MEETING
OF STOCKHOLDERS OF INTERNATIONAL MEDIA ACQUISITION CORP.

[●], 2026

Dear Stockholders:

You are cordially invited to attend the Annual General Meeting (the “Annual General Meeting”) of International Media Acquisition Corp., a Delaware corporation (“International Media” “IMAQ”, the “Company,” “we,” “us” or “our”), to be held on [●], 2026, at [●] a.m., Eastern Time, at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, NY 10154, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. You will be able to attend the Annual General Meeting online, vote, and submit your questions during the Annual General Meeting by visiting https://www.cstproxy.com/imac/[●] or dialing [+1 800-450-7155] or [+1 857-999-9155] using the following information:

Meeting ID: [●]
Passcode: [●]

The accompanying proxy statement is dated [●], 2026, and is first being mailed to stockholders of the Company on or about [●], 2026. The Notice of Annual Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter are also available at https://www.cstproxy.com/imac/[●].

Even if you are planning on attending the Annual General Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Annual General Meeting. It is strongly recommended that you complete and return your proxy card before the Annual General Meeting date to ensure that your shares will be represented at the Annual General Meeting. Instructions on how to vote your shares are on the proxy materials you received for the Annual General Meeting.

As discussed in the enclosed Proxy Statement, the purpose of the Annual General Meeting is to consider and vote upon the following proposals:

(i)	Proposal 1 — Charter Amendment Proposal — A proposal to amend IMAQ’s current certificate of incorporation (the “Current Charter”) to extend the date by which it has to consummate a business combination (the “Combination Period”) for an additional eighteen (18) months from January 2, 2027 to July 2, 2028 (the “Charter Amendment”) with no additional payment to the Company’s trust account (the “Trust Account”) (the “Charter Amendment Proposal”);

(ii)	Proposal 2 — Trust Amendment Proposal — A proposal to amend IMAQ’s investment management trust agreement, dated as of July 28, 2021, as amended on July 26, 2022, January 27, 2023, July 31, 2023, January 2, 2024 and December 31, 2024 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Combination Period for an additional eighteen (18) months from January 2, 2027 to July 2, 2028 (i.e., for a total period of time ending 83 months from the consummation of the Company’s initial public offering (the “IPO”)) (as amended, the “Trust Amendment”) by depositing no additional funds into the Trust Account (the “Trust Amendment Proposal”);

(iii)	Proposal 3 — Director Proposal — A proposal to elect one Class II director to the Company’s Board of Directors (the “Board”) until the expiration of his term at the Company’s annual meeting held in 2030, until his successor has been duly elected and qualified, or until his earlier resignation, removal or death (the “Director Proposal”); and

(iv)	Proposal 4 — Adjournment Proposal — A proposal to act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof (the “Adjournment Proposal”).

Each of the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement. Please take the time to read carefully each of the proposals in the accompanying Proxy Statement before you vote.

The Board has fixed the close of business on [●] (the “Record Date”) as the date for determining stockholders entitled to receive notice of and vote at the Annual General Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual General Meeting or any adjournment thereof.

The purpose of the Charter Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal is to allow the Company an option to further extend the time to complete an initial business combination.

Pursuant to the Company’s Current Charter, the Company must consummate an initial business combination by January 2, 2027 (assuming the Company extends the date by which it must consummate an initial business combination to the maximum time allowed, i.e., 65 months from the consummation of the IPO, the “Termination Date”).

Although the Company has entered into a merger agreement for a potential initial business combination (the “Business Combination”), the Business Combination has not been consummated. As previously announced, on April 3, 2025, the Company entered into a merger agreement (the “Original Merger Agreement”) with VCI Holdings Limited, a British Virgin Islands business company (“VCI”), and Vietnam Biofuels Development Joint Stock Company, a Vietnamese company (“VNB”). On April 30, 2026, parties to the Original Merger Agreement entered into an amended and restated merger agreement (as amended from time to time, the “Merger Agreement”) with (i) Ethanol Quang Nam Production Company Limited, a limited liability company incorporated under the Laws of Vietnam (“EQN”, together with VCI and their respective subsidiaries, the “Company Group”), (ii) Valix Limited, a British Virgin Islands business company (the “Purchaser”), and (iii) Newbio Merger Limited, a British Virgin Islands business company (“Merger Sub”), to amend and restate the Original Merger Agreement. Pursuant to the Merger Agreement, Merger Sub will merge with and into the Company with the Company being the surviving entity, on the terms and subject to the conditions set forth therein. The Merger Agreement and the transactions contemplated therein were unanimously approved by the Board. In connection with the Business Combination, the Purchaser will file a registration statement on Form F-4 and which includes a proxy statement/prospectus (as amended or supplemented from time to time, the “Business Combination Proxy Statement/Prospectus”) relating to the Business Combination. The Company will call a separate special meeting of stockholders in order to vote on the proposals described in the Proxy Statement/Prospectus. You are not being asked to vote on an initial business combination, including the Business Combination, at this time.

If the Charter Amendment Proposal and Trust Amendment Proposal are approved, the Company will have the right to extend the Combination Period for an additional eighteen (18) months from January 2, 2027 to July 2, 2028 to complete a Business Combination. Public stockholders may elect to redeem all, or a portion of, their shares for a per-share price, payable in cash, equal to the pro rata aggregate amount then on deposit in the Trust account including interest not previously released to IMAQ to pay franchise and income taxes.

The Company and other parties have determined that there may not be sufficient time before January 2, 2027, the Termination Date, to consummate the Business Combination. The Company further understands that JC Unify Capital (Holdings) Limited (“JC Unify” or the “Buyer”) and Content Creation Media LLC (the “Prior Sponsor”) do not currently plan to contribute any funds to the Trust Account after the Termination Date.

The Board has determined that it is in the best interests of our stockholders to allow the Company to extend the period of time to consummate a business combination for an additional eighteen (18) months from January 2, 2027 to July 2, 2028 (the termination date as so extended, the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed an initial business combination would similarly be extended to the Extended Termination Date.

You are not being asked to vote on any business combination at this time. If the Charter Amendment and the Trust Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

In connection with the Annual General Meeting, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to IMAQ to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when a business combination is submitted to a vote by the stockholders, subject to any limitations set forth in our Charter. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $[●] million of marketable securities as of [Record Date]. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if IMAQ has not completed a business combination by July 2, 2028. The Prior Sponsor, other holders of the Founder Shares, and our initial officers and directors (collectively, “Initial Stockholders”), own an aggregate of 5,750,000 shares of our common stock, which we refer to as the “Founder Shares”, that were issued prior to the IPO and our Initial Stockholders own 796,900 units, which we refer to as the “Private Placement Units”, that were initially purchased by the Prior Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Annual General Meeting (or [●], 2026). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. NO ADDITIONAL FUNDS WILL BE DEPOSITED INTO THE TRUST ACCOUNT IF THE CHARTER AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL ARE APPROVED.

As of [Record Date], there was approximately $[●] million in the Trust Account. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Company extends the Combination Period up to July 2, 2028, the redemption price per share at the meeting for an initial business combination or the Company’s subsequent liquidation will be calculated after taking into account any interest earned and after the deduction of allowable taxes. The closing price of the Company’s common stock on [Record Date] was $[●]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal, the Trust Amendment Proposal and the Director Proposal are not approved, and we have not consummated a business combination by January 2, 2027, we will (a) (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up. In the event of a liquidation, our Initial Stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the common stock owned by our Initial Stockholders (the “Common Stock”), will be required to approve the Charter Amendment Proposal and the Trust Amendment Proposal. Assuming a quorum is present, the Class II director will be elected by a plurality of the votes cast. Notwithstanding stockholder approval our Board will retain the right to abandon and not implement the Charter Amendment and the Trust Amendment at any time without any further action by our stockholders. The Adjournment Proposal will require the affirmative vote of a majority of the share present in person or by proxy and will only be put forth for a vote if the Chairman of the Annual General Meeting may deem necessary or appropriate to adjourn the Annual General Meeting to a later date or dates.

Our Board has fixed the close of business on [Record Date], as the date for determining the Company’s stockholders entitled to receive notice of and vote at the Annual General Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual General Meeting or any adjournment thereof.

We know that many of our stockholders will be unable to attend the Annual General Meeting. We are soliciting proxies so that each stockholder of record has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual General Meeting. Whether or not you plan to participate at the Annual General Meeting, please take the time now to read the Proxy Statement and vote by submitting by mail a paper copy of your proxy or vote instructions, so that your shares are represented at the meeting. You may also revoke your proxy or vote instructions and change your vote at any time prior to the Annual General Meeting. Regardless of the number of IMAQ shares you own, your attendance or by proxy is important for quorum purposes and your vote is important for proper corporate action.

The Board has determined that it is in the best interests of our stockholders to allow the Company to effect the Charter Amendment Proposal and the Trust Amendment Proposal, and to re-elect Ming-Hsien Hsu as a Class II director. After careful consideration of all relevant factors, the Board has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

IMAQ’s Initial Stockholders and IMAQ’s current directors and officers have interests in the Charter Amendment Proposal and the Trust Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, among others, ownership, directly or indirectly through the Prior Sponsor or the Buyer, of Founder Shares and Private Placement Units. See the section entitled “Annual General Meeting of IMAQ Shareholders — Interests of the Initial Stockholders” in this proxy statement.

Enclosed is the Proxy Statement containing detailed information concerning the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Proposal and the Adjournment Proposal at the Annual General Meeting. Whether or not you plan to participate in the Annual General Meeting, we urge you to read this material carefully and vote your shares. Thank you for your continuing interest in International Media Acquisition Corp.

Sincerely,

Yu-Fang Chiu
Chief Executive Officer
[●], 2026

INTERNATIONAL MEDIA ACQUISITION CORP.

NOTICE OF ANNUAL GENERAL MEETING OF STOCKHOLDERS
TO BE HELD ON [●], 2026

[●], 2026

To the Stockholders of International Media Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an Annual General Meeting of Stockholders (the “Annual General Meeting”) of International Media Acquisition Corp. (the “Company,” “IMAQ” or “we”), a Delaware corporation, will be held on [●], 2026, at [●] a.m. Eastern Time. The Company will be holding the Annual General Meeting at the offices of [Loeb & Loeb LLP], [345 Park Avenue, New York, NY 10154], and virtually via the Internet. You will be able to attend the Annual General Meeting online, vote, and submit your questions during the Annual General Meeting by visiting https://www.cstproxy.com/imac/[●] or dialing [+1 800-450-7155] or [+1 857-999-9155] using the following information:

Meeting ID: [●]
Passcode: [●]

The purpose of the Annual General Meeting will be to consider and vote upon the following proposals:

(i)	Proposal 1 — Charter Amendment Proposal — A proposal to amend IMAQ’s current certificate of incorporation (the “Current Charter”) to extend the date by which it has to consummate a business combination (the “Combination Period”) for an additional eighteen (18) months from January 2, 2027 to July 2, 2028 (the “Charter Amendment”) with no additional payment to the Company’s trust account (the “Trust Account”) (the “Charter Amendment Proposal”);

(ii)	Proposal 2 — Trust Amendment Proposal — A proposal to amend IMAQ’s investment management trust agreement, dated as of July 28, 2021, as amended on July 26, 2022, January 27, 2023, July 31, 2023, January 2, 2024 and December 31, 2024, (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Combination Period for an additional eighteen (18) months from January 2, 2027 to July 2, 2028 (i.e., for a total period of time ending 83 months from the consummation of the Company’s initial public offering (the “IPO”)) (as amended, the “Trust Amendment”) by depositing no additional funds into the Trust Account (the “Trust Amendment Proposal”);

(iii)	Proposal 3 — Director Proposal — A proposal to elect one Class II director to the Company’s Board of Directors (the “Board”) until the expiration of his term at the Company’s annual meeting held in 2030, until his successor has been duly elected and qualified, or until his earlier resignation, removal or death (the “Director Proposal”); and

(iv)	Proposal 4 — Adjournment Proposal — A proposal to act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof (the “Adjournment Proposal”).

Each of the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement. Please take the time to read carefully each of the proposals in the accompanying Proxy Statement before you vote.

The Board has fixed the close of business on [Record Date] as the record date for the Annual General Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual General Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors

Chief Executive Officer
Miami, Florida
[●], 2026

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL GENERAL MEETING, YOU ARE RESPECTFULLY REQUESTED BY THE COMPANY’S BOARD OF DIRECTORS TO INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY, OR FOLLOW THE INSTRUCTIONS CONTAINED IN THE PROXY CARD OR VOTING INSTRUCTIONS PROVIDED BY YOUR BROKER. IF YOU GRANT A PROXY, YOU MAY REVOKE IT AT ANY TIME PRIOR TO THE ANNUAL GENERAL MEETING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF STOCKHOLDERS TO BE HELD ON [●], 2026. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT https://www.cstproxy.com/imac/[●].

INTERNATIONAL MEDIA ACQUISITION CORP.
1221 Brickell Avenue
Miami, FL 33131

FORWARD LOOKING STATEMENTS

This proxy statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the plans and objectives of management for future operations, including as they relate to a business combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K, as amended, filed with the SEC on June 25, 2026 and Form 10-Q filed with the SEC on August 7, 2026, and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Annual General Meeting to be held in person or virtually on [●], 2026, or at any adjournments and/or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposal to be considered at the Annual General Meeting.

When and where is the Annual General Meeting?

The Annual General Meeting will be held on [●], 2026, at [●] a.m., Eastern Time via the Internet. You will be able to attend the Annual General Meeting online, vote, and submit your questions during the Annual General Meeting by visiting https://www.cstproxy.com/imac/[●] or dialing [+1 800-450-7155] or [+1 857-999-9155] using the following information:

Meeting ID: [●]
Passcode: [●]

What are the proposals on which I am being asked to vote at the Annual General Meeting?

IMAQ stockholders are being asked to consider and vote on the following proposals:

1.	Charter Amendment Proposal — To amend IMAQ’s current certificate of incorporation (the “Current Charter”) to extend the date by which it has to consummate a business combination (the “Combination Period”) for an additional eighteen (18) months from January 2, 2027 to July 2, 2028 (the “Charter Amendment) with no additional payment to the Company’s trust account (the “Trust Account”) (the “Charter Amendment Proposal”);

2.	Trust Amendment Proposal — To amend IMAQ’s investment management trust agreement, dated as of July 28, 2021, as amended on July 26, 2022, January 27, 2023, July 31, 2023, January 2, 2024 and December 31, 2024, (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee” or “Continental”), allowing the Company to extend the Combination Period for an additional eighteen (18) months from January 2, 2027 to July 2, 2028 (i.e., for a total period of time ending 83months from the consummation of the Company’s initial public offering (the “IPO”)) (as amended, the “Trust Amendment”) by depositing no additional funds into the Trust Account (the “Trust Amendment Proposal”);

3.	Director Proposal — To elect one Class II director to the Company’s Board of Directors (the “Board”) until the expiration of his term at the Company’s annual meeting held in 2030, until his successor has been duly elected and qualified, or until his earlier resignation, removal or death (the “Director Proposal”); and

4.	Adjournment Proposal — To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

Are the proposals conditioned on one another?

The Charter Amendment Proposal and the Trust Amendment Proposal are cross-conditioned on the approval of each other. The Director Proposal and the Adjournment Proposal are not conditioned upon the approval of any other proposal. For more information, see “Proposal 1 — Charter Amendment Proposal,” “Proposal 2 — Trust Amendment Proposal”, “Proposal 3 — Director Proposal,” and “Proposal 4 — Adjournment Proposal.”

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual General Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described below. If any matters not described in this proxy statement are properly presented at the Annual General Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual General Meeting is adjourned, the proxy holders can vote the shares on the new Annual General Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

Can I attend the Annual General Meeting?

The Annual General Meeting will be held at [●], Eastern Time, on [●], 2026, virtually via live webcast. You will be able to attend the Annual General Meeting online, vote and submit your questions during the Annual General Meeting by visiting https://www.cstproxy.com/imac/[●] or dialing [+1 800-450-7155] or [+1 857-999-9155] using the following information:

Meeting ID: [●]
Passcode: [●]

We encourage you to access the Annual General Meeting webcast prior to the start time. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares.

Where will I be able to find the voting results of the Annual General Meeting?

We will disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual General Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual General Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

How do I change my vote?

Stockholders may send a later-dated, signed proxy card to the Company’s proxy solicitor, Advantage Proxy, Inc., Attention: Karen Smith, Toll Free: 1-877-870-8565, Collect: 1-206-870-8565, E-mail: ksmith@advantageproxy.com so that it is received prior to the vote at the Annual General Meeting (which is scheduled to take place on [●], 2026). Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received prior to the vote at the Annual General Meeting, or by attending the Annual General Meeting, revoking their proxy and voting in person. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR,” and “WITHHELD” votes, abstentions and broker non-votes for the proposal. A stockholder’s failure to vote by proxy or to vote in person at the meeting will not be counted towards the number of shares of common stock required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items.

Your broker, bank, or nominee can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to the proposals. We believe that the Charter Amendment Proposal, the Trust Amendment Proposal and the Director Proposal are “non-discretionary” matters, and therefore, there will not be any broker non-votes at the Annual General Meeting.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual General Meeting for the Annual General Meeting to be properly held under our Current Charter. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding shares of common stock entitled to vote at the Annual General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that the Charter Amendment Proposal, the Trust Amendment Proposal and the Director Proposal are “non-discretionary” matters.

Who can vote at the Annual General Meeting?

Holders of our common stock as of the close of business on [Record Date], the Record Date, are entitled to vote at the Annual General Meeting. As of the Record Date, there were [6,836,594] shares of common stock issued and outstanding, including [289,694] public shares. In deciding all matters at the Annual General Meeting, each stockholder will be entitled to one vote for each share of common stock held by them on the Record Date.

Registered Stockholders.    If our shares are registered directly in your name with our transfer agent, Continental, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual General Meeting.

Street Name Stockholders.    If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of common stock at the Annual General Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Proposal, and the Adjournment Proposal, the Board has determined that each of the foregoing proposals is in the best interests of the Company and its stockholders. The Board unanimously recommends that the Company stockholders vote “FOR” the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Proposal, and if necessary, the Adjournment Proposal.

How do I vote?

If you are a holder of record of the Company’s common stock on [Record Date], the Record Date for the Annual General Meeting, you may vote in person or by virtual attendance at the Annual General Meeting or by submitting a proxy for the Annual General Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Annual General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

What interests do IMAQ’s directors and officers, the Initial Stockholders and the Buyer have in the approval of the Charter Amendment Proposal, the Trust Amendment Proposal and the Director Proposal?

IMAQ’s directors and officers, the Initial Stockholders and the Buyer have interests in the Charter Amendment Proposal, the Trust Amendment Proposal and the Director Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, among others, ownership, directly or indirectly through the Prior Sponsor, of the securities of IMAQ it owns and the possibility of future compensatory arrangements. See the section entitled “Proxy Statement for The Annual General Meeting — Interests of the Initial Stockholders, the Company’s Directors and Officers and the Buyer” in this proxy statement.

Do I have appraisal rights or dissenters’ rights if I object to the Charter Amendment Proposal, the Trust Amendment Proposal or the Director Proposal?

No. There are no appraisal rights available to IMAQ stockholders in connection with the Charter Amendment Proposal, Trust Amendment Proposal or the Director Proposal.

If I own a public warrant or a public right, can I exercise Redemption rights with respect to my public warrants or public rights?

No. The holders of public warrants and public rights issued in connection with the IPO have no Redemption rights with respect to such public warrants and public rights.

If I am a unit holder, can I exercise Redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares, public warrants and public rights prior to exercising Redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental with written instructions to separate such units into public shares, public warrants and public rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your Redemption rights upon the separation of the public shares from the units. See “How do I exercise my Redemption rights?” below. The address of Continental is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant units and a deposit of an equal number of public shares, public warrants and public rights. This must be completed far enough in advance to permit your nominee to exercise your Redemption rights upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your Redemption rights.

How do I exercise my Redemption rights?

In connection with the Annual General Meeting, IMAQ stockholders may seek to redeem all or a portion of their public shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Annual General Meeting, including interest earned on the funds held in the Trust Account and not previously released to IMAQ to pay its taxes, divided by the number of then issued and outstanding public shares, subject to the limitations described in the final prospectus dated July 29, 2021, filed in connection with the IPO.

[Continental Stock Transfer & Trust Company, LLC]
[1 State Street, 30th Floor
New York, NY 10004]
Attn: [SPAC Redemption Team]
Email: [spacredemptions@continentalstock.com]

In order to exercise your Redemption rights, you must, prior to [●] p.m. New York Time on [●], 2026 (two (2) business days before the Annual General Meeting), (i) submit a written request to Continental, that IMAQ redeem your public shares for cash, and (ii) deliver your shares to Continental physically or electronically through DTC. The address of IMAQ’s transfer agent is listed under the question “Who can help answer my questions?” below. IMAQ requests that any requests for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your shares generally will be faster than delivery of physical share certificates.

A physical share certificate will not be needed if your shares are delivered to IMAQ’s transfer agent electronically. In order to obtain a physical share certificate, a stockholder’s broker and/or clearing broker, DTC and IMAQ’s transfer agent will need to act to facilitate the request. It is IMAQ’s understanding that stockholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because IMAQ does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, stockholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their Redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with IMAQ’s consent, until the vote is taken with respect to the matters presented at the Annual General Meeting. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your Redemption rights, you may request that Continental return the shares (physically or electronically). Such requests may be made by contacting Continental at the phone number or address listed under the question “Who can help answer my questions?”

IMAQ’s stockholders seeking to exercise their Redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two (2) business days prior to the vote on the proposals to approve the Charter Amendment and the Trust Amendment at the Annual General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such stockholder’s option. The requirement for physical or electronic delivery prior to the Annual General Meeting ensures that a redeeming stockholder’s election to redeem is irrevocable once the Charter Amendment Proposal, the Trust Amendment Proposal and the Director Proposal are approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming stockholder. However, this fee would be incurred regardless of whether or not stockholders seeking to exercise Redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising Redemption rights, regardless of the timing of when such delivery must be effectuated.

What should I do if I receive more than one set of voting materials for the Annual General Meeting?

You may receive more than one set of voting materials for the Annual General Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who will solicit and pay the cost of soliciting proxies for the Annual General Meeting?

Our Board is soliciting proxies for use at the Annual General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Advantage Proxy, Inc. (“Advantage Proxy”) to assist in the solicitation of proxies for the Annual General Meeting. We have agreed to pay Advantage Proxy a fee of $7,000, plus associated disbursements for the Annual General Meeting, and will reimburse Advantage Proxy for its reasonable out-of-pocket expenses and indemnify Advantage Proxy against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of our common stock for their expenses in forwarding soliciting materials to beneficial owners of our common stock and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the Annual General Meeting or the proposal to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended March 31, 2026, and our subsequent Quarterly Reports on Form 10-Q, you should contact:

International Media Acquisition Corp.
1221 Brickell Avenue
Miami, FL 33131
Telephone: 786-432-7588

You may also contact the Company’s proxy solicitor at:

Advantage Proxy, Inc.
Toll Free: 1-877-870-8565
Collect: 1-206-870-8565
Email: ksmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE ANNUAL GENERAL MEETING OF STOCKHOLDERS

TO BE HELD [●], 2026
FIRST MAILED ON OR ABOUT [●], 2026

Date, Time and Place of the Annual General Meeting

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the board of directors (the “Board”) for use at the Annual General Meeting of International Media Acquisition Corp., a Delaware limited liability company (the “Company,” “we,” “us” or “our”), and any adjournments and/or postponements thereof (the “Annual General Meeting”). The Annual General Meeting will be held on [●], 2026, at [●] a.m., Eastern Time, virtually via the Internet. You will be able to attend the Annual General Meeting online, vote and submit your questions during the Annual General Meeting by visiting https://www.cstproxy.com/imac/[●] or dialing [+1 800-450-7155] or [+1 857-999-9155] using the following information:

Meeting ID: [●]
Passcode: [●]

The principal executive office of the Company is 1221 Brickell Avenue Miami, FL 33131, and its telephone number, including area code, is 786-432-7588.

Proposals at the Annual General Meeting

At the Annual General Meeting, you will be asked to consider and vote upon the following matters:

(i)	Proposal 1 — Charter Amendment Proposal — A proposal to amend IMAQ’s current certificate of incorporation (the “Current Charter”) to extend the date by which it has to consummate a business combination (the “Combination Period”) for an additional eighteen (18) months from January 2, 2027 to July 2, 2028 (the “Charter Amendment”) with no additional payment to the Company’s trust account (the “Trust Account”) (the “Charter Amendment Proposal”)

(ii)	Proposal 2 — Trust Amendment Proposal — A proposal to amend IMAQ’s investment management trust agreement, dated as of July 28, 2021, as amended on July 26, 2022, January 27, 2023, July 31, 2023, January 2, 2024 and December 31, 2024, (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee” or “Continental”), allowing the Company to extend the Combination Period for an additional eighteen (18) months from January 2, 2027 to July 2, 2028 (i.e., for a total period of time ending 83 months from the consummation of the Company’s initial public offering (the “IPO”) (as amended, the “Trust Amendment”) by depositing no additional funds into the Trust Account (the “Trust Amendment Proposal”);

(iii)	Proposal 3 — The Director Proposal — A proposal to elect one Class II director to the Board until the expiration of his term at the Company’s annual meeting held in 2030, until his successor has been duly elected and qualified, or until his earlier resignation, removal or death (the “Director Proposal”); and

(iv)	Proposal 4 — The Adjournment Proposal — A proposal to act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof (the “Adjournment Proposal”).

Each of the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Proposal, and the Adjournment Proposal is more fully described in the accompanying Proxy Statement. Please take the time to read carefully each of the proposals in the accompanying Proxy Statement before you vote.

The purpose of the Charter Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal is to allow the Company an option to further extend the time to complete an initial business combination. The Company’s Current Charter provides that the Company has the right to extend the Combination Period for one (1) month until January 2, 2027 (i.e., 65 months from the consummation of the IPO, the “Termination Date”).

Although the Company has entered into a merger agreement for a potential initial business combination (the “Business Combination”), the Business Combination has not been consummated. As previously announced, on April 3, 2025, the Company entered into a merger agreement (the “Original Merger Agreement”) with VCI Holdings Limited, a British Virgin Islands business company (“VCI”), and Vietnam Biofuels Development Joint Stock Company, a Vietnamese company (“VNB”). On April 30, 2026, parties to the Original Merger Agreement entered into an amended and restated merger agreement (as amended from time to time, the “Merger Agreement”) with (i) Ethanol Quang Nam Production Company Limited, a limited liability company incorporated under the Laws of Vietnam (“EQN”, together with VCI and their respective subsidiaries, the “Company Group”), (ii) Valix Limited, a British Virgin Islands business company (the “Purchaser”), and (iii) Newbio Merger Limited, a British Virgin Islands business company (“Merger Sub”), to amend and restate the Original Merger Agreement. Pursuant to the Merger Agreement, Merger Sub will merge with and into the Company with the Company being the surviving entity, on the terms and subject to the conditions set forth therein. The Merger Agreement and the transactions contemplated therein were unanimously approved by the Board. In connection with the Business Combination, the Purchaser will file a registration statement on Form F-4 and which includes a proxy statement/prospectus (as amended or supplemented from time to time, the “Business Combination Proxy Statement/Prospectus”) relating to the Business Combination. The Company will call a separate special meeting of stockholders in order to vote on the proposals described in the Proxy Statement/Prospectus. You are not being asked to vote on an initial business combination, including the Business Combination, at this time.

If the Charter Amendment Proposal and Trust Amendment Proposal are approved, the Company will have the right to extend the Combination Period for an additional eighteen (18) months from January 2, 2027 to July 2, 2028 to complete an initial business combination. Public stockholders may elect to redeem all, or a portion of, their shares for a per-share price, payable in cash, equal to the pro rata aggregate amount then on deposit in the Trust Account including interest not previously released to IMAQ to pay franchise and income taxes.

The Company and other parties have determined that there may not be sufficient time before January 2, 2027, the Termination Date, to consummate the Business Combination. The Company further understands that JC Unify Capital (Holdings) Limited (“JC Unify” or the “Buyer”) and Content Creation Media LLC (the “Prior Sponsor”) do not currently plan to contribute any funds to the Trust Account after the Termination Date.

The Board has determined that it is in the best interests of our stockholders to allow the Company to extend the period of time to consummate a business combination for an additional eighteen (18) months from January 2, 2027 to July 2, 2028 (the termination date as so extended, the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed an initial business combination would similarly be extended to the Extended Termination Date.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved, and we have not consummated a business combination by January 2, 2027, we will (a) (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

Our Board of Directors has determined that it is in the best interests of our stockholders to allow the Company to effect the Charter Amendment Proposal and the Trust Amendment Proposal.

The purpose of the Director Proposal is elect one Class II director to serve until the 2030 annual meeting, until her or his successor is duly elected and qualified, or until his earlier resignation, removal or death. The approval of the Director Proposal requires an ordinary resolution of the holders of Common Stock (as defined below). The Board of Directors has nominated Ming-Hsien Hsu to be re-elected as a Class II director.

You are not being asked to vote on any business combination at this time. If the Charter Amendment and the Trust Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

In connection with the Annual General Meeting, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to IMAQ to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Proposal, and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Annual General Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when a business combination is submitted to a vote by the stockholders, subject to any limitations set forth in our Current Charter. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $[●] million of marketable securities as of [Record Date]. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if IMAQ has not completed a business combination by July 2, 2028 (if extended to the maximum time allowed). Our Initial Stockholders own an aggregate of 5,750,000 shares of our common stock, which we refer to as the “Founder Shares”, that were issued prior to the IPO and the Prior Sponsor and the Buyer collectively own 796,900 units, which we refer to as the “Private Placement Units”, that were initially purchased by the Prior Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the common stock owned by our Initial Stockholders (the “Common Stock”), will be required to approve the Charter Amendment Proposal and the Trust Amendment Proposal. Assuming a quorum is present, the Class II director will be elected by a plurality of the votes cast. Notwithstanding stockholder approval our Board will retain the right to abandon and not implement the Charter Amendment and the Trust Amendment at any time without any further action by our stockholders. The Adjournment Proposal will require the affirmative vote of a majority of the share present in person or by proxy and will only be put forth for a vote if the Chairman of the Annual General Meeting may deem necessary or appropriate to adjourn the Annual General Meeting to a later date or dates. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the Charter Amendment Proposal, the Trust Amendment Proposal or the Director Proposal.

Each of the Charter Amendment Proposal the Trust Amendment Proposal, the Director Proposal and the Adjournment Proposal are more fully described in this Proxy Statement.

Promissory Notes — JC Unify

On January 31, 2024, the Company issued an unsecured promissory note in the aggregate principal amount of up to $1,300,000 (the “January 2024 Promissory Note”) to the Buyer. Pursuant to the January 2024 Promissory Note, the Buyer agreed to loan to the Company an aggregate amount of up to $1,300,000. The January 2024 Promissory Note shall be payable promptly on demand and in any event, no later than the date on which the Company terminates or consummates an initial business combination. Such January 2024 Promissory Note is convertible into units having the same terms and conditions as the private placement units as described in the prospectus dated July 28, 2021 (Registration No. 333-255106) (the “Prospectus”), at the price of $10.00 per unit, at the option of the Buyer. The January 2024 Promissory Note does not bear interest. As additional consideration for the Buyer making the January 2024 Promissory Note available to the Company, the Company shall issue to the Buyer (a) 100,000 new units at the closing of an initial business combination, which shall be identical in all respects to the private placement units issued at the Company’s initial public offering (the “New Units”), and (b) 847,675 shares of Common Stock of the Company (the “Additional Securities”) of which (i) 250,000 of the Additional Securities shall be subject to no transfer restrictions or any other lock-up provisions, earn outs or other contingencies, and shall be registered for resale pursuant to the first registration statement filed by the Company or the surviving entity in connection with the closing of an initial business combination, or if no such registration statement is filed in connection with the closing of an initial business combination, the first registration statement filed subsequent to the closing of the initial business combination, which will be filed no later than 30 days after the closing of the initial business combination and declared effective no later than 60 days after the closing of the initial business combination; and (ii) 657,675 of the Additional Securities shall be subject to the same terms and conditions applied to the insider shares described in the Prospectus. The Additional Securities and New Units shall be issued to the Buyer in conjunction with the closing of an initial business combination.

On February 27, 2024, the Company issued an unsecured promissory note in the aggregate principal amount of up to $530,000 (the “Promissory Note B”) to the Buyer. Pursuant to Promissory Note B, the Buyer agreed to loan to the Company an aggregate amount of up to $530,000. The Promissory Note B shall be payable promptly on demand and in any event, no later than the date on which the Company terminates or consummates an initial business combination. The Promissory Note B is convertible into units having the same terms and conditions as the private placement units as described in the Prospectus at the price of $10.00 per unit, at the option of the Buyer. The Promissory Note B does not bear interest. The proceeds of Promissory Note B will be used by the Company to pay various expenses of the Company, including any payment to extend the period of time the Company has to consummate an initial business combination, and for working capital purposes.

On February 27, 2024, the Company issued an unsecured promissory note in the aggregate principal amount of up to $470,000 (the “Promissory Note C”) to the Buyer. Pursuant to Promissory Note C, the Buyer agreed to loan to the Company an aggregate amount of up to $470,000. The Promissory Note C shall be payable promptly on demand and in any event, no later than the date on which the Company terminates or consummates an initial business combination. The Promissory Note C is convertible into units having the same terms and conditions as the private placement units as described in the Prospectus, at the price of $10.00 per unit, at the option of the Buyer. The Promissory Note C does not bear interest. The proceeds of the Promissory Note C will be used by the Company to pay various expenses of the Company, including any payment to extend the period of time the Company has to consummate an initial business combination, and for working capital purposes.

On June 28, 2024, the Company entered into amendments to the January 2024 Promissory Note, Promissory Note B and Promissory Note C (the January 2024 Promissory Note, Promissory Note B and Promissory Note C are collectively referred to as the “JC Unify Prior Notes”) with JC Unify (the “Amendments to the JC Unify Prior Notes”). Pursuant to the Amendments to the JC Unify Prior Notes, the Buyer has the right to convert the JC Unify Prior Notes into units consisting of one share of Common Stock of the Company and one right to receive one-twentieth of one share of Common Stock of the Company (together, the “JC Unify Prior Notes Conversion Securities”), with no fractional JC Unify Prior Notes Conversion Securities to be issued upon conversion. If the Buyer elects to convert the JC Unify Prior Notes into JC Unify Prior Notes Conversion Securities, the JC Unify Prior Notes shall be converted immediately prior to the closing of an initial business combination. The Amendments to the JC Unify Prior Notes also amended the events of default, so that the failure of the Company to issue JC Unify Prior Notes Conversion Securities constitutes a failure to make required payments, constituting an event of default.

On March 28, 2025, the Company issued an unsecured promissory note in the aggregate principal amount of up to $600,000 (the “Promissory Note D”) to the Buyer. Pursuant to Promissory Note D, the Buyer agreed to loan to the Company an aggregate amount of up to $600,000. The Promissory Note D shall be payable promptly on demand and in any event, no later than the date on which the Company terminates or consummates an initial business combination. The Promissory Note D is convertible into units consisting of one share of Common Stock of the Company and one right to receive one-twentieth of one share of Common Stock of the Company (together, the “Promissory Note D Conversion Securities”), with no fractional Promissory Note D Conversion Securities to be issued upon conversion, and has the right to be converted immediately prior to the closing of an initial business combination. The Promissory Note D does not bear interest. The proceeds of Promissory Note D will be used by the Company to pay various expenses of the Company, including any payment to extend the period of time the Company has to consummate an initial business combination, and for working capital purposes.

On April 20, 2025, the Company issued an unsecured promissory note in the aggregate principal amount of up to $3,000,000 (the “Promissory Note E”) to Wei-Hua Chang (the “Promissory Note E Lender”). Pursuant to the Promissory Note E, the Promissory Note E Lender agreed to loan to the Company an aggregate amount of up to $3,000,000. The Promissory Note E shall be payable promptly on demand and in any event, no later than the date on which the Company terminates or consummates an initial business combination. The Promissory Note E is convertible into units consisting of one share of Common Stock of the Company and one right to receive one-twentieth of one share of Common Stock of the Company (together, the “Promissory Note E Conversion Securities”), with no fractional Promissory Note E Conversion Securities to be issued upon conversion, and has the right to be converted immediately prior to the closing of an initial business combination. The Promissory Note E does not bear interest. The proceeds of Promissory Note E will be used by the Company to pay various expenses of the Company, including any payment to extend the period of time the Company has to consummate an initial business combination, and for working capital purposes.

After careful consideration of all relevant factors, the Board of Directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on [Record Date] (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Annual General Meeting and any adjournment or adjournments thereof.

The shares of Common Stock represented by all validly executed proxies received in time to be taken to the Annual General Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about [●], 2026.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock entitled to vote at the Annual General Meeting is 6,836,594 shares. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Annual General Meeting of the holders of 3,418,298 shares, or a majority of the number of outstanding shares of Common Stock, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Charter Amendment Proposal) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Trust Amendment Proposal) is a matter that we believe will be considered “non-routine.”

Proposal 3 (Director Proposal) is a matter that we believe will be considered “non-routine.”

Proposal 4 (Adjournment Proposal) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposals 1, 2 and 3 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Annual General Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Charter Amendment Proposal	Majority of outstanding shares	No
Trust Amendment Proposal	Majority of outstanding shares	No
Director Proposal	Majority of outstanding shares	No
Adjournment Proposal	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Annual General Meeting	Yes

If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. Abstentions and broker non-votes will count as a vote against the first, second, third and fourth proposals, but will not have an effect on the Adjournment Proposal assuming a quorum is present.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Our sponsor, Content Creation Media LLC, is controlled by Shibasish Sarkar, an individual who resides in and is a citizen of India. Furthermore, the Buyer, JC Unify Capital (Holdings) Limited, a limited liability company incorporated in British Virgin Islands, is controlled by Yu-Fang Chiu, an individual who resides in and is a citizen of Taiwan (R.O.C.). We are therefore likely considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as the Buyer or the Prior Sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from consummating an initial business combination or pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we fail to consummate an initial business combination prior to January 2, 2027, because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public stockholders may only receive their pro rata share of the funds in the trust account and our warrants and rights will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To avoid that result, we may determine, in our discretion, to liquidate the securities held in the trust account.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

Following our initial public offering, the funds in the trust account were initially invested in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less, or in money market funds investing solely in United States Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act. Subsequent to June 30, 2025, the funds in the trust account were moved into interest-bearing deposits and will remain so invested until the earlier of: (i) the completion of an initial business combination and (ii) the distribution of the funds held in the trust account.

We may be subject to the excise tax included in the Inflation Reduction Act of 2022 in the event of a liquidation or in connection with redemptions of our common stock after December 31, 2022.

The Inflation Reduction Act of 2022, which, among other things, imposes a 1% U.S. federal excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. corporations after December 31, 2022 (the “Excise Tax”), subject to certain exceptions. If applicable, the amount of the Excise Tax is generally 1% of the aggregate fair market value of any stock repurchased by the corporation during a taxable year, net of the aggregate fair market value of certain new stock issuances by the repurchasing corporation during the same taxable year. The Biden administration has proposed increasing the Excise Tax rate from 1% to 4%; however, it is unclear whether such a change will be enacted and, if enacted, how soon it could take effect.

Because we are a publicly listed Delaware corporation, we are a “covered corporation” within the meaning of the Inflation Reduction Act. While not free from doubt, absent any further guidance from the U.S. Department of the Treasury (the “Treasury”), who has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax, the Excise Tax may apply to any redemptions of our IMAQ Public Shares after December 31, 2022, including redemptions in connection with an initial business combination, unless an exemption is available. Generally, issuances of securities in connection with an initial business combination transaction (including any PIPE transaction at the time of an initial business combination), as well as any other issuances of securities not in connection with an initial business combination, would be expected to reduce the amount of the Excise Tax in connection with redemptions occurring in the same calendar year, but the number of securities redeemed may exceed the number of securities issued. During the second quarter of 2024, the Internal Revenue Service issued final regulations with respect to the timing and payment of the Excise Tax. Pursuant to those regulations, the Company would need to file a return and remit payment for any liability incurred during the period from January 1, 2023 to December 31, 2023 on or before October 31, 2024. If the Company is unable to pay its obligation in full, it will be subject to additional interest and penalties which are currently estimated at 10% interest per annum and a 5% underpayment penalty per month or portion of a month up to 25% of the total liability for any amount that is unpaid from November 1, 2024 until paid in full.

As a result of the redemptions by the public stockholders in August 2023, January 2024 and December 2024, the Company recorded $205,388 total excise tax liability. In February 2025, the Company filed an excise tax return for the redemptions in August 2023 and January 2024 and paid a total of $113,468 in excise taxes. In July 2025, the Company filed an excise tax return for the redemption in December 2024 and paid $79,193 in excise taxes. As of [June 30], 2026 and March 31, 2026, $[12,727], which represents estimated interest and penalties for both periods, remained outstanding.

Interests of the Initial Stockholders, the Company’s Directors and Officers and the Buyer

In considering the recommendation of our Board to vote in favor of the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Proposal and the Adjournment Proposal, you should keep in mind and be aware that the Prior Sponsor and the other holders of the Founder Shares (collectively, “Initial Stockholders”) and the Company’s current directors and officers have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	The Prior Sponsor and the Buyer have fiduciary obligations to their members. In accordance with the Securities Purchase Agreement between the Buyer and the Prior Sponsor, Yu-Fang Chiu (IMAQ’s Chief Executive Officer and Chairman) has the sole power and authority to make all decisions related to or in any way affecting, directly or indirectly, IMAQ’s common stock held by the Prior Sponsor. Ms. Chiu is also the controlling member of the Buyer. Because Ms. Chiu has a fiduciary obligation to IMAQ, the Prior Sponsor and the Buyer, she has a conflict of interest when voting.

●	If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Prior Sponsor, the Buyer or their affiliates will no longer be required to deposit $2,000 for each one month extension into the Trust Account after January 2, 2027, on or prior to the date of the applicable deadline. If the Company extends the Combination Period to July 2, 2028, there will be no additional funds added to the Trust Account.

●	If an initial business combination is not completed on time, IMAQ will be required to cease all operations except for the purpose of winding up, redeeming 100% of the issued and outstanding IMAQ public shares for cash and, subject to the approval of its board of directors dissolve and liquidate. In such event, the 5,750,000 Founder Shares currently held by the Initial Stockholders will be worthless because such holders have agreed to waive their rights to any liquidation distributions. The Founder Shares were initially purchased for an aggregate purchase price of $25,000 at IPO and had an aggregate market value of approximately $[●] million based on the OTC closing price of $[●] per share of IMAQ Common Stock as of [Record Date]. Certain IMAQ directors and officers and Initial Stockholders have indirect economic interests in the Founder Shares.

●	If an initial business combination is not completed, an aggregate of 4,125,000 Founder Shares and 657,675 private placement units transferred to JC Unify at the closing of the transaction contemplated by the Securities Purchase Agreement for a total purchase price of $1 will be worthless. Such private placement units had an aggregate market value of approximately $[●] million based on the closing price of $[●] per public unit as of [Record Date], and such Founder Shares had an aggregate market value of approximately $[●] million based on the OTC closing price of $[●] per share of IMAQ Common Stock as of [Record Date].

●	If an initial business combination is not completed, an aggregate of 796,900 private placement units purchased by the Prior Sponsor simultaneously with the consummation of the IPO for a total purchase price of $7,969,000, will be worthless. Such private placement units had an aggregate market value of approximately $[●] million based on the OTC closing price of $[●] per public unit as of [Record Date]. The Initial Stockholders and certain IMAQ directors and officers have indirect economic interests in the Private Placement Units.

●	Because of these interests, IMAQ’s Initial Stockholders and current directors and officers could benefit from the completion of a business combination that is not favorable to its public stockholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public stockholders rather than liquidate. For example, if the share price of the IMAQ Common Stock declined to $5.00 per share after the close of the business combination, IMAQ’s public stockholders that purchased shares in the initial public offering would have a loss of $5.00 per share, while IMAQ’s Initial Stockholders and IMAQ’s current directors and officers would have a gain of approximately $4.99 per share because it acquired the Founder Shares for a nominal amount. In other words, IMAQ’s Initial Stockholders and IMAQ’s current directors and officers can earn a positive rate of return on their investment even if public stockholders experience a negative rate of return in the post-combination company.

●	The Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if IMAQ fails to complete an initial business combination by the Termination Date. The Initial Stockholders have agreed not to redeem any common stock held by them in connection with a stockholder vote to approve an initial business combination.

●	IMAQ’s prior sponsor is Content Creation Media LLC, and the manager of Content Creation Media LLC is Yu-Fang Chiu, IMAQ’s Chief Executive Officer and Chairman. In accordance with the Securities Purchase Agreement between the Buyer and the Prior Sponsor, Ms. Chiu has the sole power and authority to make all decisions related to or in any way affecting, directly or indirectly, IMAQ’s common stock held by the Prior Sponsor. Ms. Chiu is also the controlling member of the Buyer. If an initial business combination is not completed by the Termination Date, the Initial Stockholders and the current directors and officers of IMAQ will lose, among others, the following:

●	Approximately $[●] million (based on the OTC closing price of $[●] per share of IMAQ Common Stock as of [Record Date]) of the 5,750,000 Founder Shares that the Initial Stockholders hold;

●	Approximately $[●] million (based on the OTC closing price of $[●] per public unit as of [Record Date]) of the 796,900 private units that the Initial Stockholders hold;

●	Repayment of an interest-free loan of $[2,900,000] (as of [June 30], 2026) made by the Buyer since the loan will become payable at the closing of an initial business combination, or the date on which IMAQ determines that it is unable to effect a business combination;

●	An aggregate of 100,000 units and 847,675 shares of Common Stock to be issued to the Buyer upon an initial business combination as part of a promissory note. Such units had an aggregate market value of approximately $[●] million based on the closing price of $[●] per public unit as of [Record Date], and such shares had an aggregate market value of approximately $[●] million based on the OTC closing price of $[●] per share of IMAQ Common Stock as of [Record Date]; and

●	Approximately $[●] million (based on the OTC closing price of $[●] per share of IMAQ Common Stock as of [Record Date]) of the 206,656 shares of Common Stock that are convertible from loan from the Prior Sponsor, since the loan will be converted only upon the closing of an initial business combination.

●	The directors and officers may be incentivized to complete a transaction, regardless of its terms, as continued indemnification of IMAQ’s directors and officers, along with the continuation of directors’ and officers’ liability insurance following an initial business combination, would not be available in the event of liquidation.

●	The Initial Stockholders or their affiliates may make loans from time to time to the Company to fund certain capital requirements. If our Initial Stockholders or their affiliates make any working capital loans, up to $1,150,000 of such loans may be converted into units, at the price of $10.00 per unit at the option of the lender. Such units would be identical to the private placement units. Since we will not repay such loans if we do not complete a business combination, a conflict of interest may arise.

●	The fact that our Class II director is up for election.

●	Additionally, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Charter Amendment and Trust Amendment are implemented, and the Company consummates an initial business combination, our officers and directors may have additional interests as described in a separate proxy statement/prospectus for such transaction.

Voting Procedures

Each share of our Common Stock that you own in your name entitles you to one vote on each of the proposals for the Annual General Meeting. Your proxy card shows the number of shares of our Common Stock that you own.

●	You can vote your shares in advance of the Annual General Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Annual General Meeting If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our Common Stock will be voted as recommended by our Board of Directors. Our Board of Directors recommends voting “FOR” the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Proposal and the Adjournment Proposal.

●	You can attend the Annual General Meeting and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of Common Stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of Common Stock.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to stockholders at the Annual General Meeting. The Company has agreed to pay Advantage Proxy, Inc. its customary fee and out-of-pocket expenses. The Company will reimburse Advantage Proxy, Inc. for reasonable out-of-pocket expenses and will indemnify Advantage Proxy, Inc. and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy, Inc. at:

Advantage Proxy, Inc.
PO Box 10904,
Yakima, WA 98909
Toll Free: 866-894-0536
Email: Ksmith@advantageproxy.com

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual General Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Stockholders

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to International Media Acquisition Corp.,1221 Brickell Avenue; Miami, FL 33131; Attention: Secretary, or call the Company promptly at 786-432-7588.

If you share an address with at least one other stockholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request in writing and send such written request to International Media Acquisition Corp., 1221 Brickell Avenue; Miami, FL 33131; Attention: Secretary.

Conversion Rights

Pursuant to our Current Charter, any holders of our public shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the Trust Account, less taxes payable, calculated as of two business days prior to the Annual General Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our Common Stock as of the Record Date. If you properly exercise your conversion rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account which holds the proceeds of our IPO (calculated as of two business days prior to the Annual General Meeting). For illustrative purposes, based on funds in the Trust Account of approximately $[●] million on [Record Date], the estimated per share conversion price would have been approximately $[●] (without taking into account any extension deposits or interest earned after [Record Date] and before deducting any taxes payable).

In order to exercise your conversion rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern time on [●], 2026 (two business days before the Annual General Meeting) that we convert your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor
New York, NY 10004
[Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com]

and

●	deliver your public shares either physically or electronically through The Depository Trust Company to our transfer agent at least two business days before the Annual General Meeting. Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising conversion rights, stockholders should verify the market price of our Common Stock, as they may receive higher proceeds from the sale of their Common Stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. The OTC closing price of the Company’s common stock on [Record Date], the record date of the Annual General Meeting, was $[●]. Accordingly, if the market price were to remain the same until the date of the Annual General Meeting, exercising redemption rights would result in a public stockholder receiving approximately $[●] more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your conversion rights, your shares of our Common Stock will cease to be outstanding immediately prior to the Annual General Meeting (assuming the Trust Amendment Proposal and the Charter Amendment Proposal are approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved, and we have not consummated a business combination by January 2, 2027, we will (a) (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

Holders of outstanding units must separate the underlying public shares, public rights, and public warrants prior to exercising conversion rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding Common Stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of the Record Date. The following table does not reflect record of beneficial ownership of any shares of common stock issuable upon conversion of the rights or exercise of the warrants, as the rights and warrants are not exercisable within 60 days of the Record Date.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Outstanding Shares
Yu-Fang Chiu(2)	6,296,900	92.1%
Ming-Hsien Hsu	—	—
Hsu-Kao Cheng	—	—
Tao-Chou Chang	—	—
All current officers and directors as a group (4 individuals)	6,296,900	92.1%
JC Unify Capital (Holdings) Limited	4,782,675	70.0%
Content Creation Media LLC(3)	1,514,225	22.1%
Shibasish Sarkar(3)	1,514,225	22.1%

(1)	Unless otherwise indicated, the business address of each of the following entities or individuals is c/o International Media Acquisition Corp., 1221 Brickell Avenue, Miami, FL 33131.
(2)	Consists of shares owned by JC Unify Capital (Holdings) Limited, over which Yu-Fang Chiu has voting and dispositive power, and shares owned by Content Creation Media LLC, over which Yu-Fang Chiu has voting power and Shibasish Sarkar has dispositive power. Ms. Chiu disclaims beneficial ownership of such shares, except to the extent of any pecuniary interest therein.
(3)	Consists of shares owned by Content Creation Media LLC, over which Yu-Fang Chiu has voting power and Shibasish Sarkar has dispositive power. Ms. Chiu disclaims beneficial ownership of such shares.

PROPOSAL 1 — THE CHARTER AMENDMENT PROPOSAL

Overview

This is a proposal to amend IMAQ’s current certificate of incorporation (the “Current Charter”), giving the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) for an additional eighteen (18) months from January 2, 2027 to July 2, 2028 (the “Charter Amendment”) (the termination date as so extended, the “Extended Termination Date”) (we refer to this proposal as the “Charter Amendment Proposal”). The complete text of the proposed amended and restated certificate of incorporation of the Company is attached to this proxy statement as Annex A.

The Company’s Current Charter provides that the Company has the right to extend the Combination Period to January 2, 2027 by depositing into the trust account $2,000 for each one-month extension.

If the Charter Amendment Proposal is approved, the Company will have the right to extend the Combination Period for an additional eighteen (18) months from January 2, 2027 to July 2, 2028 to complete an initial business combination with no additional payment to the Company’s trust account (the “Trust Account”).

The complete text of the proposed new amended and restated certificate of incorporation (the “New Charter”) of the Company is attached to this Proxy Statement as Annex A. All stockholders are encouraged to read the proposed new amended and restated certificate of incorporation of the Company in its entirety for a more complete description of its terms.

Reasons for the proposed Charter Amendment Proposal

The purpose of the Charter Amendment Proposal is to allow the Company more time to complete an initial business combination until July 2, 2028. IMAQ’s Current Charter provides that IMAQ has only until January 2, 2027 to complete an initial business combination.

Pursuant to the Company’s Current Charter, as amended, if IMAQ does not complete its initial business combination by January 2, 2027, IMAQ would cease all operations except for the purpose of winding up the Company.

IMAQ and its board of directors have determined that there will not be sufficient time before January 2, 2027 to consummate an initial business combination. IMAQ’s board has determined that it is in the best interests of its stockholders to approve the Charter Amendment Proposal in order to amend the Current Charter to allow IMAQ additional time to complete a business combination. Assuming that the Charter Amendment Proposal and the Trust Amendment Proposal are so approved, and both the Current Charter and the Trust Agreement are amended, IMAQ will have to consummate an initial business combination before the Extended Termination Date.

In connection with the Charter Amendment Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to IMAQ to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Annual General Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment Proposal and the Adjournment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our New Charter, as amended by the Charter Amendment. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $[●] million of marketable securities as of [Record Date]. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if IMAQ has not completed a business combination by the applicable termination date. Our Initial Stockholders own an aggregate of 5,750,000 Founder Shares that were issued prior to the IPO and 796,900 Private Placement Units that were initially purchased by the Prior Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Annual General Meeting (or [●], 2026). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Charter Amendment Proposal Is Not Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved, and we have not consummated a business combination by January 2, 2027, we will (a) (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment Proposal and Trust Amendment Proposal are approved, the amendment to the Current Charter in the form of Annex A hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of an initial business combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable termination date or until the Company’s Board determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable termination date as described below and does not wish to seek an additional extension.

If the proposals in this proxy statement are approved by our stockholders, it would allow us to complete a business combination for up to 83 months after the closing of our initial public offering.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a discussion of material U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below) that elect to have their IMAQ Common Stock redeemed for cash. This discussion applies only to IMAQ Common Stock that is held as a capital asset within the meaning of Section 1221 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and does not address all of the U.S. federal income tax consequences that may be relevant to a U.S. Holder or a Non-U.S. Holder in light of their personal circumstances, including any tax consequences arising under the Medicare contribution taxon net investment income or alternative minimum tax consequences, or to such holders of IMAQ Common Stock that are subject to special treatment under the Code, such as:

●	financial institutions or financial services entities;

●	our founders, the sponsor, officers or directors;

●	brokers or dealers in securities or currencies;

●	taxpayers that are subject to the mark-to-market accounting rules under Section 475 of the Code;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	real estate investment trusts and regulated investment companies;

●	expatriates or former long-term residents of the United States;

●	persons that actually or constructively own 5% or more of IMAQ Common Stock;

●	persons that acquired IMAQ Common Stock pursuant to an exercise of employee share options in connection with employee share incentive plans or otherwise as compensation;

●	individual retirement and other deferred accounts;

●	persons that hold IMAQ Common Stock as part of a straddle, constructive sale, hedging, conversion or other integrated transaction;

●	U.S. Holders whose functional currency is not the U.S. dollar;

●	controlled foreign corporations; or

●	passive foreign investment companies.

For purposes of this “— Material U.S. Federal Income Tax Considerations,” a “U.S. Holder” is a beneficial owner of IMAQ Common Stock who or which is any of the following for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation, including any entity classified as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate if its income is subject to U.S. federal income taxation regardless of its source; or

●	a trust if (a) a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or (b) it has in effect a valid election under applicable U.S. treasury regulations to be treated as a U.S. person.

For purposes of this “— Material U.S. Federal Income Tax Considerations,” a “Non-U.S. Holder” is a beneficial owner of IMAQ Common Stock who or that is, for U.S. federal income tax purposes:

●	a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

●	a foreign corporation; or

●	an estate or trust that is not a U.S. Holder.

This discussion does not address any aspect of U.S. federal non-income tax laws, such as gift or estate tax laws, state, local or non-U.S. tax laws or, except as discussed herein, any tax reporting obligations of a holder of IMAQ Common Stock. Additionally, this discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold IMAQ Common Stock through such entities. If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of IMAQ Common Stock, the U.S. federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partnership.

This discussion is based upon the Code, applicable treasury regulations thereunder, published rulings and court decisions, all of which as in effect as of the date of this proxy statement and all of which are subject to change, possibly with retroactive effect. We have not sought, and will not seek, a ruling from the Internal Revenue Service (the “IRS”) or an opinion of counsel as to any U.S. federal income tax consequence described herein. The IRS may disagree with the descriptions herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

THIS DISCUSSION IS ONLY A SUMMARY OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REDEMPTION OF IMAQ COMMON STOCK IN CONNECTION WITH THE BUSINESS COMBINATION. IT DOES NOT PROVIDE ANY ACTUAL REPRESENTATIONS AS TO ANY TAX CONSEQUENCES OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF IMAQ COMMON STOCK, AND WE HAVE NOT OBTAINED ANY OPINION OF COUNSEL WITH RESPECT TO SUCH TAX CONSEQUENCES. AS A RESULT, EACH PROSPECTIVE INVESTOR IN IMAQ COMMON STOCK IS URGED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH INVESTOR OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF IMAQ COMMON STOCK, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL AND NON-U.S. TAX LAWS AS WELL AS U.S. FEDERAL TAX LAWS AND ANY APPLICABLE TAX TREATIES.

Redemption of IMAQ Common Stock

U.S. Holders

Generally

In the event that a U.S. Holder elects to redeem its IMAQ Common Stock for cash, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale or exchange of the IMAQ Common Stock under Section 302 of the Code or is treated as a corporate distribution under Section 301 of the Code with respect to the U.S. Holder. If the redemption qualifies as a sale or exchange of the IMAQ Common Stock, the U.S. Holder will be treated as recognizing capital gain or loss equal to the difference between the amount realized on the redemption and such U.S. Holder’s adjusted tax basis in the IMAQ Common Stock surrendered in such redemption transaction. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the IMAQ Common Stock redeemed exceeds one year. It is unclear, however, whether the redemption rights with respect to the IMAQ Common Stock may suspend the running of the applicable holding period for this purpose. Long term capital gain realized by non-corporate U.S. Holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Taxation of Redemption Treated as a Sale

Whether redemption of IMAQ Common Stock qualifies for sale treatment will depend largely on the total number of shares of IMAQ Common Stock treated as held by such U.S. Holder. The redemption of IMAQ Common Stock generally will be treated as a sale or exchange of IMAQ Common Stock (rather than as a distribution) if the receipt of cash upon the redemption (i) is “substantially disproportionate” with respect to a U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder must take into account not only IMAQ Common Stock actually owned by such U.S. Holder, but also IMAQ Common Stock that is constructively owned by such U.S. Holder. A U.S. Holder may constructively own, in addition to IMAQ Common Stock owned directly, IMAQ Common Stock owned by related individuals and entities in which such U.S. Holder has an interest, or which have an interest in such U.S. Holder, as well as any IMAQ Common Stock such U.S. Holder has a right to acquire by exercise of an option, which would generally include IMAQ Common Stock that could be acquired pursuant to the exercise of warrants. In order to meet the substantially disproportionate test, the percentage of issued and outstanding IMAQ Common Stock actually and constructively owned by a U.S. Holder immediately following the redemption of IMAQ Common Stock must, among other requirements, be less than 80% of the percentage of issued and outstanding voting IMAQ Common Stock actually and constructively owned by such U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of IMAQ Common Stock actually and constructively owned by such U.S. Holder is redeemed or (ii) all of IMAQ Common Stock actually owned by such U.S. Holder is redeemed and such U.S. Holder is eligible to waive, and effectively waives, in accordance with specific rules, the attribution of shares of IMAQ Common Stock owned by family members and such U.S. Holder does not constructively own any other shares of IMAQ Common Stock. The redemption of IMAQ Common Stock will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of a U.S. Holder’s proportionate interest in us. Whether the redemption will result in a “meaningful reduction” in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” U.S. Holders should consult with their own tax advisors as to the tax consequences of any such redemption.

Taxation of Redemption Treated as a Distribution

If none of the foregoing tests are satisfied, then the redemption may be treated as a distribution to the U.S. Holder. Such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of such earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) a U.S. Holder’s adjusted tax basis in such U.S. Holder’s IMAQ Common Stock. Any remaining excess distribution will be treated as gain from the sale or exchange of IMAQ Common Stock. Dividends paid to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to IMAQ Common Stock described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Non-U.S. Holders

Generally

The characterization for U.S. federal income tax purposes of the redemption of a Non-U.S. Holder’s IMAQ Common Stock as a sale or exchange under Section 302 of the Code or as a corporate distribution under Section 301 of the Code generally will correspond to the U.S. federal income tax characterization of such a redemption of a U.S. Holder’s IMAQ Common Stock, as described above, and the corresponding consequences will be as described below.Taxation of Redemption Treated as a Sale

If our redemption of a Non-U.S. Holder’s shares of IMAQ Common Stock is treated as a sale or exchange, as discussed under “— U.S. Holders,” subject to the discussions of FATCA (as defined below) and backup withholding, a Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized in connection with such redemption, unless:

●	the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. Holder);

●	the Non-U.S. Holder is a non-resident alien individual present in the United States for 183 days or more during the taxable year of the redemption and certain other requirements are met; or

●	we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the Non-U.S. Holder’s holding period for such IMAQ Common Stock redeemed, and either (A) shares of IMAQ Common Stock are not considered to be regularly traded on an established securities market or (B) such Non-U.S. Holder has owned or is deemed to have owned, at any time during the shorter of the five-year period preceding such disposition and such Non-U.S. Holder’s holding period more than 5% of the outstanding shares of IMAQ Common Stock. There can be no assurance that shares of IMAQ Common Stock will be treated as regularly traded on an established securities market for this purpose.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. A Non-U.S. Holder that is a corporation may also be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable tax treaty) on certain amounts of its effectively connected earnings and profits for the taxable year, as adjusted for certain items.

Gain described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such Non-U.S. Holder in connection with a redemption treated as a sale or exchange will be subject to tax at generally applicable U.S. federal income tax rates. In addition, unless IMAQ Common Stock is regularly traded on an established securities market, we may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such redemption. There can be no assurance that IMAQ Common Stock will be treated as regularly traded on an established securities market. However, we believe that we have not been at any time since our formation a U.S. real property holding company and we do not expect to be a U.S. real property holding corporation immediately after an initial business combination is consummated but there can be no assurance in this regard. Holders should consult their tax advisors regarding the tax consequences to them if we are treated as a U.S. real property holding corporation.

Taxation of Redemption Treated as a Distribution

If the redemption of a Non-U.S. Holder’s shares of IMAQ Common Stock is treated as a distribution, as discussed under “— U.S. Holders,” such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Unless such dividend is not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, under certain income tax treaties, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder), we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides to the applicable withholding agent proper certification of its eligibility for such reduced rate (usually, on an IRS Form W-8BEN or W-8BEN-E). Distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Non-U.S. Holder’s adjusted tax basis in IMAQ Common Stock redeemed. Any remaining excess distribution will be treated as gain on the sale or exchange of IMAQ Common Stock and will be treated as described above. In addition, if we determine that we are likely to be classified as a “U.S. real property holding corporation,” we will withhold 15% of any distribution that exceeds our current and accumulated earnings and profits.

If dividends paid to a Non-U.S. Holder are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, under certain income tax treaties, are attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder), the Non-U.S. Holder will be exempt from the U.S. federal withholding tax described above. To claim the exemption, the Non-U.S. Holder must provide to the applicable withholding agent an IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is a corporation may also be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on its effectively connected earnings and profits for the taxable year, as adjusted for certain items.

FATCA Withholding Taxes

Sections 1471 to 1474 of the Code (such sections commonly referred to as the Foreign Account Tax Compliance Act, or “ FATCA”) impose a 30% withholding tax on payments of dividends on IMAQ Common Stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied or an exemption applies (typically, certified by the delivery of a properly completed IRS Form W-8BEN-E). If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution generally will be able to obtain a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Proposed treasury regulations (on which taxpayers may rely until final regulations are issued) eliminate the 30% withholding tax that would otherwise apply to gross proceeds from the disposition of property that can produce U.S.-source dividends, such as IMAQ Common Stock, and, consequently, FATCA withholding on gross proceeds is not expected to apply to gross proceeds paid from the sale or other disposition of IMAQ Common Stock. U.S. Holders and Non-U.S. Holders should consult their tax advisers regarding the effects of FATCA on distributions on IMAQ Common Stock.

Information Reporting and Backup Withholding

In general, information reporting requirements may apply to dividends received by U.S. Holders of IMAQ Common Stock and the proceeds received on the sale, exchange or redemption of IMAQ Common Stock effected within the United States (and, in certain cases, outside the United States), in each case, other than U.S. Holders that are exempt recipients (such as corporations). Backup withholding (currently at a rate of 24%) may apply to such amounts if the U.S. Holder fails to provide an accurate taxpayer identification number (generally, on an IRS Form W-9 provided to the paying agent of the U.S. Holder’s broker) or is otherwise subject to backup withholding. Any redemptions treated as dividend payments with respect to IMAQ Common Stock and proceeds from the sale, exchange, redemption or other disposition of IMAQ Common Stock may be subject to information reporting to the IRS and possible U.S. backup withholding.

U.S. Holders should consult their tax advisors regarding the application of the U.S. information reporting and backup withholding rules.

Information returns may be filed with the IRS in connection with, and Non-U.S. Holders may be subject to backup withholding on, amounts received in respect of their IMAQ Common Stock, unless the Non-U.S. Holder furnishes to the applicable withholding agent the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN, IRS Form W-8BEN-E or IRS Form W-8ECI, as applicable, or the Non-U.S. Holder otherwise establishes an exemption. Dividends paid with respect to IMAQ Common Stock and proceeds from the sale or exchange of IMAQ Common Stock received in the United States by a Non-U.S. Holder through certain U.S.-related financial intermediaries may be subject to information reporting and backup withholding unless such Non-U.S. Holder provides proof an applicable exemption or complies with certain certification procedures described above and otherwise complies with the applicable requirements of the U.S. information reporting and backup withholding rules.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against the U.S. Holder’s U.S. federal income tax liability, and a U.S. Holder may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for a refund with the IRS and furnishing any required information. Holders are urged to consult their own tax advisors regarding the application of backup withholding and the availability of and procedures for obtaining an exemption from backup withholding in their particular circumstances.

Interests of Certain Persons

When you consider the recommendation of the Board in favor of adoption of the Charter Amendment Proposal, the Trust Amendment Proposal and the Director Proposal, you should keep in mind that the Initial Stockholders and the Company’s current directors and officers have interests in completing an initial business combination that are different from, or in addition to, your interests as a stockholder, including among other things:

●	The Prior Sponsor and the Buyer have fiduciary obligations to their members. In accordance with the Securities Purchase Agreement between the Buyer and the Prior Sponsor, Yu-Fang Chiu (IMAQ’s Chief Executive Officer and Chairman) has the sole power and authority to make all decisions related to or in any way affecting, directly or indirectly, IMAQ’s common stock held by the Prior Sponsor. Ms. Chiu is also the controlling member of the Buyer. Because Ms. Chiu has a fiduciary obligation to IMAQ, the Prior Sponsor and the Buyer, she has a conflict of interest when voting.

●	If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Prior Sponsor, the Buyer or their affiliates will no longer be required to deposit $2,000 for each one month extension into the Trust Account after January 2, 2027, on or prior to the date of the applicable deadline. If the Company extends the Combination Period to July 2, 2028, there will be no additional funds added to the Trust Account.

●	If an initial business combination is not completed on time, IMAQ will be required to cease all operations except for the purpose of winding up, redeeming 100% of the issued and outstanding IMAQ public shares for cash and, subject to the approval of its board of directors dissolve and liquidate. In such event, the 5,750,000 Founder Shares currently held by the Initial Stockholders will be worthless because such holders have agreed to waive their rights to any liquidation distributions. The Founder Shares were initially purchased for an aggregate purchase price of $25,000 at IPO and had an aggregate market value of approximately $[●] million based on the OTC closing price of $[●] per share of IMAQ Common Stock as of [Record Date]. Certain IMAQ directors and officers and Initial Stockholders have indirect economic interests in the Founder Shares.

●	If an initial business combination is not completed, an aggregate of 4,125,000 Founder Shares and 657,675 private placement units transferred to JC Unify at the closing of the transaction contemplated by the Securities Purchase Agreement for a total purchase price of $1 will be worthless. Such private placement units had an aggregate market value of approximately $[●] million based on the closing price of $[●] per public unit as of [Record Date], and such Founder Shares had an aggregate market value of approximately $[●] million based on the OTC closing price of $[●] per share of IMAQ Common Stock as of [Record Date].

●	If an initial business combination is not completed, an aggregate of 796,900 private placement units purchased by the Prior Sponsor simultaneously with the consummation of the IPO for a total purchase price of $7,969,000, will be worthless. Such private placement units had an aggregate market value of approximately $[●] million based on the OTC closing price of $[●] per public unit as of [Record Date]. The Initial Stockholders and certain IMAQ directors and officers have indirect economic interests in the Private Placement Units.

●	Because of these interests, IMAQ’s Initial Stockholders and current directors and officers could benefit from the completion of a business combination that is not favorable to its public stockholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public stockholders rather than liquidate. For example, if the share price of the IMAQ Common Stock declined to $5.00 per share after the close of the business combination, IMAQ’s public stockholders that purchased shares in the initial public offering would have a loss of $5.00 per share, while IMAQ’s Initial Stockholders and IMAQ’s current directors and officers would have a gain of approximately $4.99 per share because it acquired the Founder Shares for a nominal amount. In other words, IMAQ’s Initial Stockholders and IMAQ’s current directors and officers can earn a positive rate of return on their investment even if public stockholders experience a negative rate of return in the post-combination company.

●	The Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if IMAQ fails to complete an initial business combination by the Termination Date. The Initial Stockholders have agreed not to redeem any common stock held by them in connection with a stockholder vote to approve an initial business combination.

●	IMAQ’s prior sponsor is Content Creation Media LLC, and the manager of Content Creation Media LLC is Yu-Fang Chiu, IMAQ’s Chief Executive Officer and Chairman. In accordance with the Securities Purchase Agreement between the Buyer and the Prior Sponsor, Ms. Chiu has the sole power and authority to make all decisions related to or in any way affecting, directly or indirectly, IMAQ’s common stock held by the Prior Sponsor. Ms. Chiu is also the controlling member of the Buyer. If an initial business combination is not completed by the Termination Date, the Initial Stockholders and the current directors and officers of IMAQ will lose, among others, the following:

●	Approximately $[●] million (based on the OTC closing price of $[●] per share of IMAQ Common Stock as of [Record Date]) of the 5,750,000 Founder Shares that the Initial Stockholders hold;

●	Approximately $[●] million (based on the OTC closing price of $[●] per public unit as of [Record Date]) of the 796,900 private units that the Initial Stockholders hold;

●	Repayment of an interest-free loan of $[2,900,000] (as of [June 30], 2026) made by the Buyer since the loan will become payable at the closing of an initial business combination, or the date on which IMAQ determines that it is unable to effect a business combination;

●	An aggregate of 100,000 units and 847,675 shares of Common Stock to be issued to the Buyer upon an initial business combination as part of a promissory note. Such units had an aggregate market value of approximately $[●] million based on the closing price of $[●] per public unit as of [Record Date], and such shares had an aggregate market value of approximately $[●] million based on the OTC closing price of $[●] per share of IMAQ Common Stock as of [Record Date]; and

●	Approximately $[●] million (based on the OTC closing price of $[●] per share of IMAQ Common Stock as of [Record Date]) of the 206,656 shares of Common Stock that are convertible from loan from the Prior Sponsor, since the loan will be converted only upon the closing of an initial business combination.

●	The directors and officers may be incentivized to complete a transaction, regardless of its terms, as continued indemnification of IMAQ’s directors and officers, along with the continuation of directors’ and officers’ liability insurance following an initial business combination would not be available in the event of liquidation.

●	The Initial Stockholders or their affiliates may make loans from time to time to the Company to fund certain capital requirements. If our Initial Stockholders or their affiliates makes any working capital loans, up to $1,150,000 of such loans may be converted into units, at the price of $10.00 per unit at the option of the lender. Such units would be identical to the private placement units. Since we will not repay such loans if we do not complete a business combination, a conflict of interest may arise.

●	The fact that our Class II director is up for election.

●	Additionally, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Charter Amendment and Trust Amendment are implemented, and the Company consummates an initial business combination, our officers and directors may have additional interests as described in a separate proxy statement/prospectus for such transaction.

If we are deemed an “investment company” subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), applicable restrictions could make it impractical for us to continue our business as contemplated and could have a material adverse effect on our business.

As of the date hereof, substantially all of the assets held in the Trust Account are held in interest-bearing deposits. There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company.

If we become obligated to register the company or any of its subsidiaries as an investment company pursuant to the Investment Company Act, the registered entity would have to comply with a variety of substantive requirements under the Investment Company Act imposing, among other things:

●	limitations on capital structure;

●	restrictions on specified investments;

●	prohibitions on transactions with affiliates; and

●	compliance with reporting, record keeping, voting, proxy disclosure and other rules and regulations that would significantly change our operations.

If we were deemed to be an investment company under the Investment Company Act, we would either have to register as an investment company under the Investment Company Act, obtain exemptive relief from the SEC or modify our equity interests and debt positions or organizational structure or our contract rights to fall outside the definition of an investment company under the Investment Company Act. Registering as an investment company pursuant to the Investment Company Act could, among other things, materially adversely affect our financial condition, business and results of operations, materially limit our ability to borrow funds or engage in other transactions involving leverage and require us to add directors who are independent of us and otherwise will subject us to additional regulation that will be costly and time-consuming. Modifying our equity interests and debt positions or organizational structure or our contract rights could require us to alter our business and investment strategy in a manner that requires us to purchase or dispose of assets or securities, prevents us from pursuing certain opportunities, or otherwise restricts our business, which may have a material adverse effect on our business results of operations, financial condition or prospects.

We may not be able to complete an initial business combination since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

The Buyer, JC Unify Capital (Holdings) Limited, is a limited liability company incorporated in British Virgin Islands, is controlled by Yu-Fang Chiu, an individual who resides in and is a citizen of Taiwan (R.O.C.). We are therefore likely considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as our sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If an initial business combination falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from consummating the initial business combination or pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete an initial business combination. If we fail to consummate an initial business combination prior to January 2, 2027 because the review exceeds such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public stockholders may only receive their pro rata share of the funds in the trust account, and our warrants and rights will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

You are not being asked to vote on any business combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a business combination when it is submitted to a vote by the stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

Vote Required for Approval

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the common stock owned by our Initial Stockholders (the “Common Stock”), will be required to approve the Charter Amendment Proposal and the Trust Amendment Proposal. Assuming a quorum is present, the Class II director will be elected by a plurality of the votes cast. Notwithstanding stockholder approval our Board will retain the right to abandon and not implement the Charter Amendment and the Trust Amendment at any time without any further action by our stockholders. The Adjournment Proposal will require the affirmative vote of a majority of the share present in person or by proxy and will only be put forth for a vote if the Chairman of the Annual General Meeting may deem necessary or appropriate to adjourn the Annual General Meeting to a later date or dates. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. Abstentions and broker non-votes will have the effect of a vote “AGAINST” the Charter Amendment Proposal. Adoption of the Charter Amendment Proposal is subject to and conditioned on the approval of the Trust Amendment Proposal.

Our Board has fixed the close of business on [Record Date], as the date for determining the Company stockholders entitled to receive notice of and vote at the Annual General Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Annual General Meeting or any adjournment thereof.

The Initial Stockholders have agreed to vote any shares of IMAQ Common Stock owned by them in favor of the Charter Amendment Proposal.

Recommendation of the IMAQ Board

The Company’s Board of Directors recommends that you vote “FOR” the Charter Amendment Proposal.

The existence of financial and personal interests of one or more of IMAQ’s directors may result in a conflict of interest on the part of such director(s) between what he or they may believe is in the best interests of IMAQ and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that the IMAQ stockholders vote for the proposals. See “Proposal 1 — The Charter Amendment Proposal — Interests of Certain Persons.”

PROPOSAL 2 — THE TRUST AMENDMENT PROPOSAL

The Trust Amendment Proposal

The proposed Trust Amendment Proposal would amend our existing Investment Management Trust Agreement (the “ Trust Agreement”), dated as of July 28, 2021 and as amended respectively on July 26, 2022, January 27, 2023, July 31, 2023, January 2, 2024, and December 31, 2024 by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee” or “Continental”), allowing the Company to extend the business combination period for an additional eighteen (18) months from January 2, 2027 to July 2, 2028 by depositing no additional funds in to the Trust Account. A copy of the proposed Trust Agreement is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment Proposal

The purpose of the Trust Amendment Proposal is to give the Company the right to extend the Combination Period for an additional eighteen (18) months from January 2, 2027 to July 2, 2028 with no additional funds deposited into the Trust Account. IMAQ and its board of directors have determined that there will not be sufficient time before January 2, 2027 (its current termination date) to hold a special meeting to obtain the requisite stockholder approval of, and to consummate, the Business Combination.

The Company’s Current Charter and Trust Agreement provides that the Company has the right to extend the Combination Period until January 2, 2027 (i.e., 65 months from the consummation of the IPO). The Company’s initial charter permitted the Company to extend the Combination Period two times for an additional three months each time, or from August 2, 2022 to February 2, 2023, by depositing into the Trust Account $1,150,000 for each three-month extension. In July 2022, the Company held a special meeting (the “July 2022 Special Meeting”) and received stockholder approval to amend the Trust Agreement to reduce the amount deposited in the Trust Account for each such extension from $1,150,000 to $350,000. The Company’s stockholders elected to redeem an aggregate of 20,858,105 shares in connection with the July 2022 Special Meeting. The Company subsequently deposited the extension payments into the Trust Account in accordance with the terms of the Trust Agreement to extend the Combination Period from August 2, 2022 to February 2, 2023. In January 2023, the Company held a special meeting (the “January 2023 Special Meeting”) and received stockholder approval to extend the Combination Period for an additional three (3) months, from February 2, 2023 to May 2, 2023, with an ability to further extend by three (3) additional one (1) month periods until August 2, 2023. The Company’s stockholders elected to redeem an aggregate 168,777 shares of common stock in connection with the January 2023 Special Meeting. The Company subsequently deposited the extension payments into the Trust Account in accordance with the terms of the Trust Agreement to extend the Combination Period from February 2, 2023 to August 2, 2023.

On July 31, 2023, IMAQ held a special meeting of stockholders (the “July 2023 Special Meeting”). As approved by its stockholders at the July 2023 Special Meeting, the Company filed a certificate of amendment to its amended and restated certificate of incorporation (the “July 2023 Charter Amendment”) which became effective upon filing. The July 2023 Charter Amendment changed the date by which IMAQ must consummate a business combination for twelve (12) additional one (1) month periods from August 2, 2023, to August 2, 2024. The Company subsequently deposited the extension payments into the Trust Account in accordance with the terms of the Trust Agreement to extend the Combination Period from August 2, 2023 to January 2, 2024.

On January 2, 2024, IMAQ held a special meeting of stockholders (the “January 2024 Special Meeting”). As approved by its stockholders at the January 2024 Special Meeting, the Company filed a certificate of amendment to its amended and restated certificate of incorporation (the “January 2024 Charter Amendment”) which became effective upon filing. The January 2024 Charter Amendment extended the deadline by which IMAQ must consummate an initial business combination for twelve (12) additional one (1) month periods from January 2, 2024 to January 2, 2025 provided that, in connection with each one-month extension, a deposit of $20,000 is made into the Trust Account established in connection with the Company’s initial public offering. Stockholders also approved an amendment to the amended and restated certificate of incorporation (the “NTA Charter Amendment”) to expand the methods by which the Company may avoid being deemed a “penny stock” under the Rule 419 under the Securities Exchange Act of 1934, as amended.

On December 30, 2024, IMAQ held an annual meeting of stockholders (the “December 2024 Annual Meeting”). As approved by its stockholders at the December 2024 Annual Meeting, the Company filed a certificate of amendment to its amended and restated certificate of incorporation (the “December 2024 Charter Amendment”) which became effective upon filing. The December 2024 Charter Amendment extended the deadline by which IMAQ has to consummate an initial business combination for twenty-four (24) additional one (1) month periods from January 2, 2025 to January 2, 2027 provided that, in connection with each one-month extension, a deposit of $2,000 is made into the Trust Account established in connection with the Company’s initial public offering. Stockholders approved the proposal to allow the Company to undertake an initial business combination with any entity with its principal business operations in China (including Hong Kong and Macau). Stockholders also approved a proposal (the “2024 Director Proposal”) to elect one Class I director to the Company’s board of directors until the expiration of his term or until his successor has been duly elected and qualified or until his earlier resignation, removal or death. The term of the Class I directors will end at our annual meeting held in 2028.

The Company desires to extend the Combination Period for an additional eighteen (18) months from January 2, 2027 to July 2, 2028.

If the Trust Amendment Proposal Is Not Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved, and we have not consummated an initial business combination by January 2, 2025, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Annual General Meeting, including interest earned on the funds held in the Trust Account and not previously released to IMAQ to pay its taxes, divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under the laws of Delaware to provide for claims of creditors and the requirements of other applicable law.

The Company’s Initial Stockholders have waived their rights to participate in any liquidation distribution with respect to their insider shares. There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Trust Amendment Proposal Is Approved

If the Charter Amendment Proposal and Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of an initial business combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate an initial business combination until the applicable termination date or until the Company’s Board determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable termination date as described below and does not wish to seek an additional extension. If the proposals in this proxy statement are approved by our stockholders, it would allow us to complete a business combination for up to 83 months after the closing of our initial public offering.

Required Vote

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the common stock owned by our Initial Stockholders (the “Common Stock”), will be required to approve the Charter Amendment Proposal and the Trust Amendment Proposal. Assuming a quorum is present, the Class II director will be elected by a plurality of the votes cast. Notwithstanding stockholder approval our Board will retain the right to abandon and not implement the Charter Amendment and the Trust Amendment at any time without any further action by our stockholders. The Adjournment Proposal will require the affirmative vote of a majority of the share present in person or by proxy and will only be put forth for a vote if the Chairman of the Annual General Meeting may deem necessary or appropriate to adjourn the Annual General Meeting to a later date or dates. Adoption of the Trust Amendment Proposal is subject to and conditioned on the approval of the Charter Amendment Proposal.

Our Board has fixed the close of business on [Record Date], as the date for determining the Company stockholders entitled to receive notice of and vote at the Annual General Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Annual General Meeting or any adjournment thereof.

You are not being asked to vote on any initial business combination at this time. If the Trust Amendment Proposal is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed initial business combination when it is submitted to stockholders and the right to redeem your common stock into a pro rata portion of the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, in the event an initial business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated an initial business combination by the applicable termination date.

Recommendation of the IMAQ Board

The Company’s Board of Directors recommends that you vote “FOR” the Trust Amendment Proposal.

The existence of financial and personal interests of one or more of IMAQ’s directors may result in a conflict of interest on the part of such director(s) between what he or they may believe is in the best interests of IMAQ and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that the IMAQ stockholders vote for the proposals. See “Proposal 1 — The Charter Amendment Proposal — Interests of Certain Persons.”

PROPOSAL 3: THE DIRECTOR PROPOSAL

Overview

At the annual meeting, the holders of Common Stock are being asked to elect Ming-Hsien Hsu as a Class II director, to serve until the 2030 annual meeting or until his successor is appointed and qualified.

Nominees for Director

Our Board currently has four members, three of whom are deemed “independent” under SEC and Nasdaq rules. At the Annual General Meeting, Ming-Hsien Hsu is up for re-election (“Existing Board”). If he is elected, Ming-Hsien Hsu will be elected as Class II director. The term of the Class II directors will end at our annual meeting held in 2030. If for some unforeseen reason the nominee is not available as a candidate for director, the proxies may be voted for such other candidate as may be nominated by the Board.

The following table sets forth the positions and offices presently held with the Company by each director, their age as of the Record Date. Proxies not marked to the contrary will be voted in favor of each such nominee’s election.

Name	Age	Position
Yu-Fang Chiu	52	Chairman, Chief Executive Officer and Chief Financial Officer
Ming-Hsien Hsu	46	Independent Director
Tao-Chou Chang	55	Independent Director
Hsu-Kao Cheng	36	Independent Director

The following is a summary of the biographical information of our director-nominee:

Ming-Hsien Hsu has served as our director since August 2024. Since July 2024, Mr. Hsu has served as Vice President at Cathay United Bank Co., Ltd. At present, he is responsible for meeting the financial and investment needs of High Net Worth Individuals (HNWI). From March 2024 to May 2024, he served as CFO of Taijia Development and Construction Co., Ltd. During his tenure, he was responsible for financial budget review, fund flows management, review of financial statements and financial internal control system. From March 2023 to February 2024, Mr. Hsu served as Assistant Vice President at O-Bank Co., Ltd. During his tenure, he was responsible for helping corporate clients obtain working capital, invest in financial products and complete project financing. From November 2022 to March 2023, Mr. Hsu served as a Vice President at KGI Bank., Co., Ltd. During his tenure, he was responsible for helping corporate clients obtain working capital, invest in financial products and complete project financing. From September 2018 to September 2022, Mr. Hsu served as an Assistant Vice President at Taishin International Bank Co., Ltd. During his tenure, he was responsible for helping corporate clients obtain working capital, invest in financial products and complete project financing. From August 2012 to September 2018, Mr. Hsu served as a Deputy Manager at Far Eastern International Bank Co., Ltd. Mr. Hsu began his career at Ta Chong Commercial Bank Co., Ltd where he served as junior manager from April 2007 to June 2012. Mr. Hsu obtained his master’s degree in business administration from the National Cheng Kung University in 2005. He obtained his Bachelor of Business Administration from Tamkang University in 2002.

The following is a summary of the biographical information of our continuing directors:

Yu-Fang Chiu has served as our Chairman of the Board of Directors, Chief Executive Officer and Chief Financial Officer since March 11, 2025. Since 2022, Ms. Chiu served as President of Joint Consulting CO., LTD, where she is responsible for overseeing operations and fostering partnerships with companies. Since 2020, Ms. Chiu served as Director of Insun Enterprise Co., where she is responsible for the sales and marketing of the company. From 2007 to 2016, Ms. Chiu served as a Senior Sales Manager at Prudential Life Insurance Company of Taiwan Inc. From 2003 to 2007, Ms. Chiu served as Senior Manager at Dotcom Technology Co., LTD. From 1996 to 2002, Ms. Chiu served as Team Leader of Deloitte Touche Tohmatsu Limited. Ms. Chiu obtained her Bachelor of Business in Accounting from Tamkang University in 1996.

Hsu-Kao Cheng has served as our Director since August 2024. Mr. Cheng has served as an Assistant Professor-level Part-time Technical Expert at National Chengchi University (NCCU) since 2022. Mr. Cheng has served as the Chairman of TheMoonGroup since 2018, where he is responsible for charging of company operations in accordance with the law and is responsible for handling various organizational business. Mr. Cheng has been the Chairman of the Taipei Digital Asset Business Association since 2023. Since July 2018, Mr. Cheng has served as an entrepreneurship consultant for Taiwan’s Small and Medium Enterprises Division of the Ministry of Economic Affairs. During his tenure, Mr. Cheng is responsible for assisting aspiring entrepreneurs and new business owners from 0 to 1 entrepreneurial stage to solve difficulties in their business stages. Since 2022, Mr. Cheng has served as a digital transformation expert at the Digital Transformation Institute of the Information Strategy Foundation, where he promotes the digital transformation of small and medium-sized manufacturing industries, assists in proposing new models, new products and new services, and develops digital transformation guidance guidelines. Mr. Cheng is also a part-time lecturer at the Promotion Department of the Chinese Culture University, CCU and at the Industrial Promotion Office of Mingchuan University, since July 2022 and June 2022, respectively. Mr. Cheng obtained his Master’s degree in accounting and Bachelor’s degree in accounting at the National Chengchi University (NCCU) in 2018 and 2012, respectively. Mr. Cheng is a United States Certified Public Accountant (CPA) and Certified Anti-Money Laundering Specialist (CAMS). Mr. Cheng’s significant experience in entrepreneurship, company operations and digital transformation makes him qualified to serve as a member of our board of directors.

Tao-Chou Chang has served as our Director since August 2024. He brings over two decades of legal experience, having held a wide range of judicial and academic positions from 2000 to 2023. Since September 2023, Mr. Chang has been a solo practitioner at the Tao-Chou Chang Law Office, which he founded. Prior to returning to private practice, he served as a trial judge at the Taiwan High Court (September 2022 – August 2023), where he reviewed lower court decisions and presided over appellate cases. From 2019 to 2022, he was an administrative judge in the Criminal Department of the Judicial Yuan, overseeing the administration of Taiwan’s criminal courts. Mr. Chang’s judicial career includes service as Judge at the Taiwan High Court Taichung Branch (2018–2019), Division Chief Judge at both the Taiwan Taichung District Court (2016–2018) and the Taiwan Chiayi District Court (2014–2016), and Judge at the Taiwan Chiayi District Court (2000–2014). In recognition of his contributions, Mr. Chang received commendations from the Judicial Yuan in 2002 and 2010. His research has been published by the Judicial Yuan, including Juvenile Delinquency with Respect to Intellectual Property Infringements (2013), The Participation of Indigenous People in Criminal Trials (2017), and The System of Assigned Defenders (2020). In addition to his judicial work, Mr. Chang has contributed to legal education. He served as an Adjunct Assistant Professor at National Chung Hsing University (2017–2018) and National Chung Cheng University (2014–2016), and as an Adjunct Lecturer at National Chiayi University in 2006. Mr. Chang earned his Ph.D. in Law and LL.M. in Intellectual Property Law from the University of Washington in 2013 and 2004, respectively. He also holds a Master of Laws (2001) and a Bachelor of Laws (1993) from National Taiwan University. He passed Taiwan’s bar exam and the National Exam for Judges and Prosecutors in 1996, beginning his legal career as a lawyer that same year. In 1998, he entered the Academy for the Judiciary under the Ministry of Justice and was appointed as a career judge in 2000. After concluding his judicial service in 2023, he resumed private legal practice. His extensive judicial background and academic expertise distinguish him in Taiwan’s legal field. Mr. Chang’s deep legal knowledge and distinguished career make him exceptionally well-qualified to serve on our board of directors.

Involvement in Certain Legal Proceedings

To the knowledge of our management, there was no material proceeding to which any director or executive officer, or any associate thereof, is a party adverse to us or has a material interest adverse to us.

Director Independence

A majority of our board is independent as determined by the rules and regulations of The Nasdaq Stock Market LLC which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

The Board has determined that one of its four directors, Yu-Fang Chiu, is a non-independent director of the Company and three of its four directors, Ming-Hsien Hsu, Hsu-Kao Cheng and Tao-Chou Chang are “independent” directors as defined in the applicable Nasdaq listing standards and applicable SEC rules. The Board is composed of a majority of independent directors. The Company’s audit committee consists of three independent directors – Ming-Hsien Hsu, Hsu-Kao Cheng and Tao-Chou Chang. Mr. Hsu-Kao Cheng is the chair of the audit committee. Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office.

Audit Committee

Our Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act and consists of Ming-Hsien Hsu, Hsu-Kao Cheng and Tao-Chou Chang, each of whom is an independent director under the Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act. Hsu-Kao Cheng is the Chairperson of the Audit Committee.

The Audit Committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

●	reviewing and discussing with management and the independent registered public accounting firm the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

●	discussing with management major risk assessment and risk management policies;

●	monitoring the independence of the independent auditor;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

●	reviewing and approving all related-party transactions;

●	inquiring and discussing with management our compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

●	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Director nominations

We do not have a standing nominating committee, The Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. Ming-Hsien Hsu, Hsu-Kao Cheng and Tao-Chou Chang will participate in the consideration and recommendation of director nominees.

The Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Compensation Committee

Our Compensation Committee consists of Ming-Hsien Hsu, Hsu-Kao Cheng and Tao-Chou Chang, each of whom is an independent director under the Nasdaq listing standards. Hsu-Kao Cheng is the Chairperson of the compensation committee. The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

●	reviewing and approving the compensation of all of our other executive officers and reviewing and making recommendations with respect to all non-executive officer compensation;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

●	producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

Compensation Committee Interlocks and Insider Participation

To the Company’s knowledge, none of the officers currently serves, and in the past year has served, as a member of the compensation committee of any entity that has one or more officers serving on our Board of Directors.

Code of Ethics

We adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws. The code of ethics codifies the business and ethical principles that govern all aspects of our business. You may review our Code of Ethics by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of our Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Insider Trading Policies

We have adopted insider trading policies and procedures governing the purchase, sale, and/or other dispositions of our securities by directors, officers and employees and their respective immediate family members, which are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards while they are in possession of material nonpublic information (the “Insider Trading Policy”).

The foregoing description of the Insider Trading Policy does not purport to be complete and is qualified in its entirety by the terms and conditions of the Insider Trading Policy, a copy of which is filed as Exhibit 19.1 to the Annual Report on Form 10-K filed on July 15, 2025.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our shares of common stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons. Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners, except the Prior Sponsor, were filed in a timely manner.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

At the advice of other members of the management or the Board, or Chairperson calls meetings of the Board when necessary. After the election, we have three independent directors. Our Board has two standing committees, each of which is comprised solely of independent directors with a committee chair. The Board believes that the Company’s chief executive officer is best situated to serve as chairman of the Board because she is the director most familiar with our business and the director most capable of identifying strategic priorities and executing our business strategy. In addition, having a single leader eliminates the potential for confusion and provides clear leadership for the Company. Our Board has overall responsibility for risk oversight. The Board has delegated responsibility for the oversight of specific risks to Board committees as follows:

●	The Audit Committee oversees the Company’s risk policies and processes relating to the financial statements and financial reporting processes, as well as key credit risks, liquidity risks, market risks and compliance, and the guidelines, policies and processes for monitoring and mitigating those risks.

●	The Compensation Committee oversees the compensation of our chief executive officer and our other executive officers and reviews our overall compensation policies for employees.

The Board is responsible to approve all related party transactions according to our Code of Ethics. We have not adopted written policies and procedures specifically for related person transactions.

STOCKHOLDER COMMUNICATIONS

Stockholders who wish to communicate with the Board or with specified members of the Board should do so by sending any communication to 1221 Brickell Avenue, Miami, FL 33131; Attention: Secretary.

Any such communication should state the number of shares beneficially owned by the stockholder making the communication. Our Secretary will forward such communication to the full Board or to any individual member or members of the Board to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Founder Shares

On February 9, 2021, the Prior Sponsor paid an aggregate of $25,000 to cover certain expenses on behalf of the Company in exchange for the issuance of 5,750,000 share of common stock (the “Founder Shares”). The Founder Shares included an aggregate of up to 750,000 shares of common stock subject to forfeiture to the extent that the underwriters’ over-allotment option was not exercised in full or in part, so that the Prior Sponsor would own, on an as-converted basis, 20% of the Company’s issued and outstanding shares after the Initial Public Offering (not including the Private Placement Units and underlying securities and assuming the Prior Sponsor did not purchase any public shares in the Initial Public Offering). On August 6, 2021, the underwriters’ exercised the over-allotment option in full, thus these shares are no longer subject to forfeiture.

The Prior Sponsor and the other holders of the Founder Shares (the “Initial Stockholders”) have agreed not to transfer, assign or sell any of the Founder Shares (except to certain permitted transferees) until, with respect to 50% of the Founder Shares, the earlier of six months after the date of the consummation of an initial business combination and the date on which the closing price of the Company’s common stock equals or exceeds $12.50 per share for any 20 trading days within a 30-trading day period following the consummation of an initial business combination and, with respect to the remaining 50% of the Founder Shares, six months after the date of the consummation of an initial business combination, or earlier in each case if, subsequent to an initial business combination, the Company completes a liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

On July 7, 2021, the Prior Sponsor entered into agreements with two independent directors of the Company to transfer 95,000 Founder Shares to each director, subject to and upon closing of the Company’s initial business combination. As such, under ASC 718, these shares are transferred subject to a performance condition and compensation expense will be recognized at the date of a business combination when earned.

On July 22, 2021, the Prior Sponsor sold 30,000 of its Founder Shares to each of its five independent directors (the “Initial Independent Directors”) (or 150,000 Founder Shares in total) for cash consideration of approximately $0.004 per share. These awards are subject to ASC 718. In accordance with ASC 718, the Company recognized compensation expense in an amount equal to the number of Founders Shares sold times the grant date fair value per share less the amount initially received for the purchase of the Founders Shares. The value of the Founder Shares sold to the Initial Independent Directors was determined to be $787,500 as of July 22, 2021. As such, the Company recognized compensation expense of $786,848 within stock-based compensation expense in the Company’s Statements of Operations for the period from January 15, 2021 (inception) through December 31, 2021.

On September 17, 2021, the Prior Sponsor sold 25,000 of its Founder Shares to an additional independent director (the “Additional Independent Director”) for consideration of approximately $0.004 per share. These awards are subject to ASC 718. In accordance with ASC 718, the Company recognized compensation expense in an amount equal to the number of Founders Shares sold times the grant date fair value per share less the amount initially received for the purchase of the Founders Shares. The value of the Founder Shares sold to the Additional Independent Director was determined to be $141,250 as of September 17, 2021. As such, the Company recognized compensation expense of $141,150 within stock-based compensation expense in the Company’s Statements of Operations for the period from January 15, 2021 (inception) through December 31, 2021.

On September 17, 2021, the Prior Sponsor sold 75,000 of its Founder Shares to an independent consultant (the “Independent Consultant”) for consideration of approximately $0.004 per share. These awards are subject to ASC 718. In accordance with ASC 718, the Company recognized compensation expense in an amount equal to the number of Founders Shares sold times the grant date fair value per share less the amount initially received for the purchase of the Founders Shares. The value of the Founder Shares sold to the Independent Consultant was determined to be $423,750 as of September 17, 2021. As such, the Company recognized compensation expense of $423,450 within stock-based compensation expense in the Company’s Statements of Operations for the period from January 15, 2021 (inception) through December 31, 2021.

On November 10, 2023, the Company entered into a Securities Purchase Agreement with JC Unify Capital (Holdings) Limited, a BVI company (“JC Unify” or the “Buyer”), the Prior Sponsor, and Shibasish Sarkar (“Seller”, together with the Prior Sponsor, the “Sellers”), and as amended on January 31, 2024 (the “Securities Purchase Agreement”), pursuant to which, among other things, (i) the Prior Sponsor agreed to sell, and the Buyer agreed to purchase, 4,125,000 shares of common stock and 657,675 private placement units of the Company, which represents 76% of the total common stock and private placement units owned by the Prior Sponsor, for an aggregate purchase price of $1.00, (ii) the Sellers shall deliver the termination of indemnity agreements of Shibasish Sarkar and Vishwas Joshi, and resignations of all of the officer and directors of the Company, other than the officer and director(s) as mutually agreed, whose resignations shall be effective on the 10th day following the mailing to stockholders of a Schedule 14F or proxy statement pursuant to the rules of the SEC advising stockholders of a Change in Control of the Board of Directors (iii) in connection with the issuance of a $1,300,000 promissory note by the Company to the Buyer, the Company shall issue 100,000 new units and 847,675 shares of common stock from the Company at the closing of a business combination, (iv) out of the $300,000 fee due to Chardan Capital Markets LLC (“Chardan”), $50,000 shall be rebated via wire transfer from Chardan to the Prior Sponsor at the SPA Closing, (v) the Sellers and the Buyer agree and acknowledge that the Company shall purchase directors and officers’ insurance for the officers or directors of the Company that is serving or has served as an officer or director of the Company prior to the signing of the Securities Purchase Agreement (“Initial Officers and Directors”) with coverage of $1 million for an one (1) year, covering the period from July 26, 2023 to July 26, 2024, and (vi) the Company will use best efforts to include a provision in the definitive business combination agreement, stipulating that the potential target will refrain from initiating any legal action against Initial Officers and Directors of the Company, except in the event of fraud, negligence or bad faith prior to their resignations. The Buyer acquired 4,125,000 shares of common stock and 657,675 private placement units of the Company in connection with the closing of the transaction on March 12, 2025.

Promissory Notes — Related Party

On February 1, 2021, the Company issued an unsecured promissory note to the Prior Sponsor (the “Initial Promissory Note”), pursuant to which the Company could borrow up to an aggregate of $300,000 to cover expenses related to the IPO. On April 6, 2021, and June 17, 2021, the Company issued additional unsecured promissory notes to the Prior Sponsor (the “Additional Promissory Notes” and, together with the “Initial Promissory Note”, the “IPO Promissory Notes”), pursuant to which the Company may borrow up to an additional aggregate principal amount of $200,000. The IPO Promissory Notes were non-interest bearing and payable on the earlier of (i) March 31, 2022, or (ii) the consummation of the Initial Public Offering. The outstanding balance under the Promissory Notes was repaid on August 6, 2021.

On January 14, 2022, the Company issued an unsecured promissory note to the Prior Sponsor (the “Post-IPO Promissory Note”), pursuant to which the Company could borrow up to an aggregate of $500,000 in two installments of (i) $300,000 during the month of March 2022, and (ii) $200,000 during the month of June 2022 at the Company’s discretion. The Post-IPO Promissory Note is non-interest bearing and payable promptly after the date on which the Company consummates an initial business combination.

On March 29, 2022, the Company amended and restated the Post-IPO Promissory Note, such that the aggregate amount the Company can borrow at its discretion under the note increased from $500,000 in two installments as described above, to up to $750,000 in three installments of (i) up to $195,000 no later than February 28, 2022, (ii) up to $355,000 no later than April 30, 2022, and (iii) up to $200,000 no later than June 30, 2022 (the “Amended Post-IPO Promissory Note”). No other terms were amended pursuant to this amendment and restatement.

On August 10, 2022, the Company issued an unsecured promissory note to the Prior Sponsor (the “August 2022 Promissory Note”), pursuant to which the Company may borrow up to an aggregate of $895,000 in three installments of (i) up to $195,000 no later than July 31, 2022, (ii) up to $500,000 no later than October 31, 2022, and (iii) up to $200,000 no later than January 31, 2023, at the Company’s discretion. The August 2022 Promissory Note is non-interest bearing and payable promptly after the date on which the Company consummates an initial business combination.

On November 18, 2022, the Company issued the August 2022 Promissory Note to the Prior Sponsor (the “November 2022 Promissory Note”), pursuant to which the Company may borrow up to an aggregate of $300,000 no later than March 31, 2023, at the Company’s discretion. The November 2022 Promissory Note is non-interest bearing and payable promptly after the date on which the Company consummates an initial business combination.

On February 14, 2023, the Company issued an unsecured promissory note to the Prior Sponsor (the “February 2023 Promissory Note”, together with Amended Post-IPO Promissory Note, August 2022 Promissory Note and November 2022 Promissory Note, the “CCM Prior Notes”), pursuant to which the Company may borrow up to an aggregate amount of up to $500,000 in four installments of (i) up to $150,000 no later than February 28, 2023, (ii) up to $200,000 no later than March 31, 2023, (iii) up to $50,000 no later than April 30, 2023, and (iv) up to $100,000 no later than July 31, 2023, upon the request by the Company at the Company’s discretion. The February 2023 Promissory Note is non-interest bearing and payable promptly after the date on which the Company consummates an initial business combination.

On March 11, 2025, the Company entered into four amendments to the CCM Prior Notes, the amendment to the Amended Post-IPO Promissory Note (the “Second Amended Post-IPO Note”), the amendment to the August 2022 Promissory Note (the “Amended August 2022 Note”), the amendment to November 2022 Promissory Note (the “Amended November 2022 Note”), and the amendment to February 2023 Promissory Note (the “Amended February 2023 Note”, together with the Second Amended Post-IPO Note, the Amended August 2022 Note and the Amended November 2022 Note, the “Amendments to the CCM Promissory Notes”) with the Prior Sponsor. Pursuant to the Amendments to the CCM Promissory Notes, the Prior Sponsor shall receive 75,000, 89,500, 30,000 and 12,156 Shares of Common Stock pursuant to the Second Amended Post-IPO Note, Amended August 2022 Note, Amended November 2022 Note and Amended February 2023 Note, respectively, which equals to an aggregate of 206,656 Shares of Common Stock after the date on which the Company consummates an initial business combination as final and full settlement of all outstanding amounts owed under the CCM Prior Notes issued to the Prior Sponsor by the Company, which shall be subject to a 12-month lock-up pursuant to a lock-up agreement the Company entered into on March 11, 2025 with the Prior Sponsor.

As of [June 30], 2026 and March 31 2026, $[2,445,000] were outstanding under all the promissory notes issued to the Prior Sponsor.

Promissory Notes — JC Unify

On January 31, 2024, the Company issued an unsecured promissory note in the aggregate principal amount of up to $1,300,000 (the “January 2024 Promissory Note”) to JC Unify. Pursuant to the January 2024 Promissory Note, JC Unify agreed to loan to the Company an aggregate amount of up to $1,300,000. The January 2024 Promissory Note shall be payable promptly on demand and in any event, no later than the date on which the Company terminates or consummates an initial business combination. Such January 2024 Promissory Note is convertible into units having the same terms and conditions as the private placement units as described in the prospectus dated July 28, 2021 (Registration NO. 333-255106) (the “Prospectus”) at the price of $10.00 per unit, at the option of the Buyer. The January 2024 Promissory Note does not bear interest. As additional consideration for the Buyer making the January 2024 Promissory Note available to the Company, the Company shall issue to the Buyer (a) 100,000 new units at the closing of an initial business combination, which shall be identical in all respects to the private placement units issued at the Company’s initial public offering (the “New Units”), and (b) 847,675 shares of Common Stock of the Company (the “Additional Securities”) of which (i) 250,000 of the Additional Securities shall be subject to no transfer restrictions or any other lock-up provisions, earn outs or other contingencies, and shall be registered for resale pursuant to the first registration statement filed by the Company or the surviving entity in connection with the closing of an initial business combination, or if no such registration statement is filed in connection with the closing of an initial business combination, the first registration statement filed subsequent to the closing of the initial business combination, which will be filed no later than 30 days after the closing of the initial business combination and declared effective no later than 60 days after the closing of the initial business combination; and (ii) 657,675 of the Additional Securities shall be subject to the same terms and conditions applied to the insider shares described in the Prospectus. The Additional Securities and New Units shall be issued to the Buyer in conjunction with the closing of an initial business combination.

On February 27, 2024, the Company issued an unsecured promissory note in the aggregate principal amount of up to $530,000 (the “Promissory Note B”) to JC Unify. Pursuant to Promissory Note B, JC Unify agreed to loan to the Company an aggregate amount of up to $530,000. The Promissory Note B shall be payable promptly on demand and in any event, no later than the date on which the Company terminates or consummates an initial business combination. The Promissory Note B is convertible into units having the same terms and conditions as the private placement units as described in the Prospectus, at the price of $10.00 per unit, at the option of the Buyer. Promissory Note B does not bear interest. The proceeds of Promissory Note B will be used by the Company to pay various expenses of the Company, including any payment to extend the period of time the Company has to consummate an initial business combination, and for working capital purposes.

On February 27, 2024, the Company issued an unsecured promissory note in the aggregate principal amount of up to $470,000 (the “Promissory Note C”) to the Buyer. Pursuant to Promissory Note C, the Buyer agreed to loan to the Company an aggregate amount of up to $470,000. The Promissory Note C shall be payable promptly on demand and in any event, no later than the date on which the Company terminates or consummates an initial business combination. The Promissory Note C is convertible into units having the same terms and conditions as the private placement units as described in the Prospectus, at the price of $10.00 per unit, at the option of the Buyer. The Promissory Note C does not bear interest. The proceeds of the Promissory Note C will be used by the Company to pay various expenses of the Company, including any payment to extend the period of time the Company has to consummate an initial business combination, and for working capital purposes.

On June 28, 2024, the Company entered into amendments to the January 2024 Promissory Note, Promissory Note B and Promissory Note C (the January 2024 Promissory Note, Promissory Note B and Promissory Note C are collectively referred to as the “JC Unify Prior Notes”) with JC Unify Capital (Holdings) Limited (the “Amendments to the JC Unify Prior Notes”). Pursuant to the Amendments to the JC Unify Prior Notes, the Buyer has the right to convert the JC Unify Prior Notes into units consisting of one share of Common Stock of the Company and one right to receive one-twentieth of one share of Common Stock of the Company (together, the “JC Unify Prior Notes Conversion Securities”), with no fractional JC Unify Prior Notes Conversion Securities to be issued upon conversion. If the Buyer elects to convert the JC Unify Prior Notes into JC Unify Prior Notes Conversion Securities, the JC Unify Prior Notes shall be converted immediately prior to the closing of an initial business combination. The Amendments to the JC Unify Prior Notes also amended the events of default, so that the failure of the Company to issue JC Unify Prior Notes Conversion Securities constitutes a failure to make required payments, constituting an event of default.

On March 28, 2025, the Company issued an unsecured promissory note in the aggregate principal amount of up to $600,000 (the “Promissory Note D”) to the Buyer. Pursuant to Promissory Note D, the Buyer agreed to loan to the Company an aggregate amount of up to $600,000. The Promissory Note D shall be payable promptly on demand and in any event, no later than the date on which the Company terminates or consummates an initial business combination. The Promissory Note D is convertible into units consisting of one share of Common Stock of the Company and one right to receive one-twentieth of one share of Common Stock of the Company (together, the “Promissory Note D Conversion Securities”), with no fractional Promissory Note D Conversion Securities to be issued upon conversion, and has the right to be converted immediately prior to the closing of an initial business combination. The Promissory Note D does not bear interest. The proceeds of Promissory Note D will be used by the Company to pay various expenses of the Company, including any payment to extend the period of time the Company has to consummate an initial business combination, and for working capital purposes.

As of [June 30], 2026 and March 31, 2026, $[2,900,000] were outstanding under all promissory notes issued to JC Unify.

Due to Related Party

The Company received additional funds from the Prior Sponsor to finance term extension fees. As of [June 30], 2026 and March 31, 2026, the amount due to related party was $[656,913].

[Issuance of Unsecured Promissory Note – Wei-Hua Chang]

[On April 20, 2025, the Company issued an unsecured promissory note in the aggregate principal amount of up to $3,000,000 (the “Promissory Note E”) to Wei-Hua Chang (the “Promissory Note E Lender”). Pursuant to the Promissory Note E, the Promissory Note E Lender agreed to loan to the Company an aggregate amount of up to $3,000,000. The Promissory Note E shall be payable promptly on demand and in any event, no later than the date on which the Company terminates or consummates an initial business combination. The Promissory Note E is convertible into units consisting of one share of Common Stock of the Company and one right to receive one-twentieth of one share of Common Stock of the Company (together, the “Promissory Note E Conversion Securities”), with no fractional Promissory Note E Conversion Securities to be issued upon conversion, and has the right to be converted immediately prior to the closing of an initial business combination. The Promissory Note E does not bear interest. The proceeds of Promissory Note E will be used by the Company to pay various expenses of the Company, including any payment to extend the period of time the Company has to consummate an initial business combination, and for working capital purposes.]

Administrative Support Agreement

The Company entered into an agreement, commencing on the effective date of the IPO, to pay the Prior Sponsor up to a total of $10,000 per month for office space, administrative and support services. Upon completion of an initial business combination or liquidation, the Company will cease paying these monthly fees. In April 2023 the agreement was terminated and the amount due was waived. As of [June 30], 2026 and March 31, 2026, no amount was outstanding.

Related Party — Working Capital Loans

In order to finance transaction costs in connection with an initial business combination, the Initial Stockholders, an affiliate of the Initial Stockholders or certain of the Company’s directors and officers may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes an initial business combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that an initial business combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of an initial business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such loans may be convertible into units of the post-business combination entity at a price of $10.00 per unit at the option of the lender. The units would be identical to the Private Placement Units.

As of [June 30], 2026 and March 31, 2026, the Company had no borrowings under the related party loans.

Loan and Transfer Agreement

On January 24, 2023, the Company entered into a Loan and Transfer Agreement (the “Loan Agreement”), with the Prior Sponsor, and the lender named therein (the “Lender”), pursuant to which the Prior Sponsor was permitted to borrow $385,541 (the “Initial Loan”) and $128,513 per month, at the Prior Sponsor’s discretion (each a “Monthly Loan” and collectively with the Initial Loan, the “Loan”) which will in turn be loaned by the Prior Sponsor to the Company, to cover certain extension payments to the trust account of the Company. Pursuant to the Loan Agreement, the Loan shall be payable within five (5) days of the date on which Company consummates its de-SPAC transaction.

As additional consideration for the Lender making the Initial Loan available to the Prior Sponsor, the Company shall issue 500,000 shares of Common Stock to the Lender (the “Initial Securities”), and as additional consideration for the lender making each Monthly Loan available to the Prior Sponsor, the Company shall issue 166,700 shares of Common Stock to Lender for each Monthly Loan. Such securities shall be subject to no transfer restrictions or any other lock-up provisions, earn outs or other contingencies, and shall promptly be registered pursuant to the first registration statement filed by the Company or the surviving entity following the de-SPAC closing in connection with the de-SPAC closing, or if no such registration statement is filed in connection with the de-SPAC closing, the first registration statement filed subsequent to the de-SPAC closing, which will be filed no later than 45 days after the de-SPAC closing and declared effective no later than 90 days after the de-SPAC closing.

General

The Prior Sponsor, the Buyer, the Company’s officers and directors, or any of their respective affiliates, are entitled to be reimbursed for certain bona-fide, documented out-of-pocket expenses incurred in connection with activities on behalf of the Company such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to the Prior Sponsor, the Buyer, the Company’s officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

No compensation or fees of any kind, including finder’s fees, consulting fees and other similar fees, will be paid to our insiders or any of the members of our management team, for services rendered prior to or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is).

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our audit committee and a majority of our uninterested “independent” directors, or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our audit committee and a majority of our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Related Party Policy

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

We also require each of our directors and executive officers to annually complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

The Prior Sponsor, the Buyer, the Company’s officers and directors are, and may become a sponsor, an officer or director of other special purpose acquisition companies with a class of securities registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Notwithstanding that, such officers and directors will continue to have a pre-existing fiduciary obligation to us, and we will, therefore, have priority over any special purpose acquisition companies they subsequently join.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate our initial business combination with an entity that is affiliated with any of our insiders, officers or directors unless we have obtained an opinion from an independent investment banking firm or another independent firm that commonly renders valuation opinions for the type of company we are seeking to acquire or an independent accounting firm that our initial business combination is fair to our company from a financial point of view. In no event will our insiders, or any of the members of our management team be paid any finder’s fee, consulting fee or other similar compensation prior to, or for any services they render in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is).

Term of Office

Our board of directors consists of four directors. The term of office for Class II director Ming-Hsien Hsu will expire at the Company’s annual meeting to be held in 2026; and the term of office for Class III directors Tao-Chou Chang, and Hsu-Kao Cheng will expire at the Company’s annual meeting to be held in 2027. The term of office for Class I director Yu-Fang Chiu will expire at the Company’s annual meeting to be held in 2028.

Vote Required for Election

The person receiving a plurality of the votes cast will be elected as a Class II Director.

Recommendation of the IMAQ Board

The Company’s Board of Directors recommends that you vote “FOR” Ming-Hsien Hsu as a Class II Director of the Company.

PROPOSAL 4: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if approved, will allow the chairman of the Annual General Meeting (who has agreed to act accordingly) to adjourn the Annual General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the Charter Amendment Proposal or the Trust Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, the chairman of the meeting will not exercise his or her ability to adjourn the Annual General Meeting to a later date (which he would otherwise have as the Chairman) in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the Charter Amendment Proposal, the Trust Amendment Proposal and the Director Proposal.

Vote Required

If a majority of the shares represented in person or by proxy which were present and voted at the Annual General Meeting vote for the Adjournment Proposal, the chairman of the Annual General Meeting will exercise his or her power to adjourn the meeting as set out above.

The Initial Stockholders have agreed to vote any shares of IMAQ Common Stock owned by them in favor of the Adjournment Proposal.

Recommendation of the IMAQ Board

The Company’s Board of Directors recommends that you vote “FOR” the Adjournment Proposal.

EXECUTIVE OFFICERS AND DIRECTOR COMPENSATION

Other than as disclosed, none of our executive officers has received any cash compensation for services rendered to us. Other than as disclosed with regard to Mr. Viswash Joshi, our former chief financial officer, no other compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including our directors and any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors and audit committee, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged. No compensation was paid to any director or officer of the Company in the fiscal year ended March 31, 2026.

On February 8, 2021, the Company entered into an agreement with Vishwas Joshi to act as Chief Finance Officer of the Company for a period of twenty-four months from the date of listing of the Company on Nasdaq. The Company had agreed to pay Mr. Joshi up to $400,000, subject to the Company successfully completing an initial business combination. If the Company does not complete an initial business combination within the Combination Period, the Company had agreed to pay Mr. Joshi $40,000. On July 21, 2023, the Company extended the tenure of the agreement from July 27, 2023 to September 30, 2023 with no further extension. The Company accrued $40,000 service fees as of September 30, 2023. On November 9, 2023, the Company entered into an agreement with Mr. Joshi, whereby Mr. Joshi agreed to receive 36,000 shares of common stock of the post-business combination company in full and final satisfaction of all obligations owed to Mr. Joshi by the Company. The payment will be made concurrently with the closing of an initial business combination. The Company accrued $360,000 service fees as of [June 30], 2026. Other than above, none of our officers or directors have received any compensation for services rendered to us. Our audit committee will review on a quarterly basis all payments that were made to the Prior Sponsor, officers or directors, or our or their affiliates. Any such payments prior to an initial business combination will be made from funds held outside the trust account. Other than quarterly audit committee review of such reimbursements, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and officers for their out-of-pocket expenses incurred in connection with our activities on our behalf in connection with identifying and consummating an initial business combination.

Other than the aforementioned payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, will be paid by the company to the Prior Sponsor, officers and directors, or any of their respective affiliates, prior to completion of our initial business combination.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our stockholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

OUTSTANDING EQUITY AWARDS AT 2026 FISCAL YEAR-END

There were no option exercises for the year ended March 31, 2026 or options outstanding as of March 31, 2026.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee, on behalf of the Board, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, our compliance with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter. Currently, the Board has four members, including three independent member. The Audit Committee consists of the three independent members. At the time the audited financial statements for the year ended March 31, 2026 were audited, an independent Audit Committee was in place and approved such financial statements.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee reviewed and discussed our audited financial statements for the year ended March 31, 2026 with management and with our independent registered public accounting firm. The Audit Committee discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management. In addition, no non-audit services were provided by our independent registered public accounting firm in 2026 was compatible with maintaining our registered public accounting firm’s independence and has concluded that it was.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended March 31, 2026.

Respectfully submitted by the Audit Committee,

Ming-Hsien Hsu

Hsu-Kao Cheng

Tao-Chou Chang

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

The Audit Committee has selected the firm of MERCURIUS & ASSOCIATES LLP (Formerly known as AJSH & Co LLP (“Mercurius”), an independent registered public accounting firm, as our auditors for the fiscal year ending March 31, 2027.

INDEPENDENT AUDITOR INFORMATION

Representatives of Mercurius have been invited to but are not expected to be present at the Annual General Meeting. Mercurius was engaged by us on June 24, 2023.

Audit Fees

We incurred approximately $61,835 and $72,170 for professional services rendered by our registered independent public accounting firm, Mercurius, for the audit and reviews of the Company’s financial statements for the fiscal years ended March 31, 2026 and 2025, respectively.

Audit-Related Fees

We did not incur any audit-related fees to Mercurius in each of fiscal years 2026 and 2025.

Tax Reporting Preparation Fees

We did not incur any tax fees to Mercurius in each of fiscal years 2026 and 2025.

All Other Fees

We did not incur any fees from our registered independent public accounting firms for services rendered to us, other than the services covered in “Audit Fees” and “Audit-Related Fees” for the fiscal years ended March 31, 2026 and 2025.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and non-audit services performed by the Company’s auditor and the fees to be paid in connection with such services in order to assure that the provision of such services does not impair the auditor’s independence.

With respect to the Company’s auditing and other non-audit related services rendered by its registered independent public accounting firm for the fiscal years ended March 31, 2026 and 2025, all engagements were entered into pursuant to the Audit Committee’s pre-approval policies and procedures.

OTHER MATTERS

Stockholder Proposals

No business may be transacted at any annual general meeting or Annual General Meeting other than business that is either (i) specified in the notice of the general meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in our governing documents.

Other Business

The Board does not know of any other matters to be presented at the Annual General Meeting. If any additional matters are properly presented at the Annual General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Principal Executive Offices

Our principal executive offices are located at 1221 Brickell Avenue, Miami, FL 33131. Our telephone number is 786-432-7588.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information available to us as of the Record Date, with respect to our shares of common stock held by:

●	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding common stock;

●	each of our executive officers and directors and director nominees; and

●	all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 6,836,594 shares of common stock outstanding as of the Record Date, including 289,694 public shares. Voting power represents the combined voting power of shares of common stock owned beneficially by such person. The following table does not reflect record of beneficial ownership of any shares of common stock issuable upon conversion of the rights or exercise of the warrants, as the rights and warrants are not exercisable within 60 days of the Record Date.

	Number of Shares Beneficially Owned	Percentage of Outstanding Shares
Directors and Officers(1)
Yu-Fang Chiu(2)	6,296,900	92.1%
Ming-Hsien Hsu	—	—
Hsu-Kao Cheng	—	—
Tao-Chou Chang	—	—
All officers and directors as a group (4 individuals)	6,296,900	82.1%
Holders of more than 5% of our outstanding common stock
Content Creation Media LLC (3)	1,541,225	22.1%
JC Unify Capital (Holdings) Limited (Buyer)	4,782,675	70.0%

(1)	Unless otherwise noted, the business address of each of our stockholders listed is 1221 Brickell Avenue, Miami, FL 33131.
(2)	Consists of shares owned by JC Unify Capital (Holdings) Limited, over which Yu-Fang Chiu has voting and dispositive power, and shares owned by Content Creation Media LLC, over which Yu-Fang Chiu has voting power and Shibasish Sarkar has dispositive power. Ms. Chiu disclaims beneficial ownership of such shares, except to the extent of any pecuniary interest therein.
(3)	Consists of shares owned by Content Creation Media LLC, over which Yu-Fang Chiu has voting power and Shibasish Sarkar has dispositive power. Ms. Chiu disclaims beneficial ownership of such shares.

STOCKHOLDER PROPOSALS

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the 2026 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the stockholder proposals must be received by our Secretary at our principal executive office on or before [●], 2026. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

If a stockholder who wishes to present a proposal fails to notify us by [●], 2026, the proxies that management solicits for the meeting will confer discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026 has been mailed to stockholders together with this proxy statement.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

For stockholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 1221 Brickell Avenue, Miami, FL 33131, or 786-432-7588, to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Trust Amendment or the Adjournment by contacting us at the following address or telephone number:

International Media Acquisition Corp.
1221 Brickell Avenue
Miami, FL 33131
786-432-7588

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.
PO Box 10904,
Yakima, WA 98909
Toll Free: 866-894-0536
Email: Ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Annual General Meeting, you must make your request for information no later than [●], 2026 (one week prior to the date of the Annual General Meeting).

Annex A

SIXTH AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

INTERNATIONAL MEDIA ACQUISITION CORP.

[●], 2026

International Media Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “International Media Acquisition Corp.” The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on January 15, 2021. The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on July 28, 2021 and subsequently amended on January 27, 2023, July 31, 2023, January 2, 2024 and December 31, 2024 (as amended, the “Amended and Restated Certificate”).

2. This Amendment to the Amended and Restated Certificate amends the Amended and Restated Certificate.

3. This Amendment to the Amended and Restated Certificate was duly approved by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. This Amendment shall become effective on the date of filing with the Secretary of State of the State of Delaware.

5. The text of Paragraph E of Article SIXTH is hereby amended and restated to read in full as follows:

“E. In the event that the Corporation does not consummate a Business Combination by July 2, 2028 (the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the DGCL, including the adoption of a resolution by the Board of Directors pursuant to Section 275(a) of the DGCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the DGCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law (“Dissolve”). In such event, the per share redemption price shall be equal to a pro rata share of the Trust Fund plus any pro rata interest earned on the funds held in the Trust Fund and not previously released to the Corporation for its working capital requirements or necessary to pay its taxes divided by the total number of IPO Shares then outstanding.”

Annex A-1

IN WITNESS WHEREOF, International Media Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

INTERNATIONAL MEDIA ACQUISITION CORP.

By:
Name:	Yu-Fang Chiu
Title:	Chief Executive Officer

Annex A-2

Annex B

PROPOSED SIXTH AMENDMENT
TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 6 (this “Amendment”), dated as of [●], 2026, to the Investment Management Trust Agreement (as defined below) is made by and between International Media Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of July 28, 2021 (as amended by Amendment No.1 to the Investment Management Trust Agreement, dated July 26, 2022, Amendment No. 2 to the Investment Management Trust Agreement, dated January 27, 2023, Amendment No. 3 to the Investment Management Trust Agreement, dated July 31, 2023, Amendment No. 4 to the Investment Management Trust Agreement, dated January 2, 2024, and Amendment No. 5 to the Investment Management Trust Agreement, dated December 31, 2024 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, the Company obtained the requisite vote of the stockholders of the Company to approve this Amendment; and

NOW THEREFORE, IT IS AGREED:

1.	Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by July 2, 2028 (the “Deadline Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Stockholders as of record as of the Deadline Date.

2.	Amendments to Definitions.

(i) Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement. The following defined term in the Trust Agreement shall be amended and restated in their entirety:

“Trust Agreement” shall mean that certain Investment Management Trust Agreement, dated July 28, 2021, by and between International Media Acquisition and Continental Stock Transfer & Trust Company, as amended by Amendment No. 1 to Investment Management Trust Agreement dated July 26, 2022, by Amendment No. 2 to the Investment Management Trust Agreement, dated January 27, 2023, by Amendment No.3 to Investment Management Trust Agreement dated July 31, 2023, by Amendment No.4 to Investment Management Trust Agreement dated January 2, 2024, by Amendment to No.5 to Investment Management Trust Agreement, dated December 31, 2024, and by Amendment to No.6 to Investment Management Trust Agreement, dated [●], 2026.”; and

Annex B-1

3.	All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

4.	This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

5.	This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 7(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6.	This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

Annex B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:	[●]
Title:	[●]

INTERNATIONAL MEDIA ACQUISITION CORP.

By:
Name:	Yu-Fang Chiu
Title:	Chief Executive Officer

Annex B-3

INTERNATIONAL MEDIA ACQUISITION CORP.
1221 Brickell Avenue
Miami, FL 33131
PROXY FOR
THE ANNUAL GENERAL MEETING OF
STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Annual General Meeting to be Held on [●], 2026: The Proxy Statement is available at https://www.cstproxy.com/imac/[●]

The undersigned hereby appoints Yu-Fang Chiu, or the Chairperson of the general meeting as proxy of the undersigned to attend the Annual General Meeting of Stockholders (the “Annual General Meeting”) of International Media Acquisition Corp., a Delaware limited liability company (the “Company”), to be held via teleconference as described in the Proxy Statement on [●], 2026 at [●] a.m. Eastern time, or at such other time, on such other date to which the meeting may be postponed or adjourned, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Annual General Meeting, dated [●], 2026 (the “Notice”), a copy of which has been received by the undersigned, as follows:

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THISPROXY WILL BE VOTED “FOR” THE PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.
(Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this example ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

1.	PROPOSAL 1. CHARTER AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S CURRENT CERTIFICATE OF INCORPORATION TO EXTEND THE DATE BY WHICH IT HAS TO CONSUMMATE A BUSINESS COMBINATION (THE “COMBINATION PERIOD”) FOR AN ADDITIONAL EIGHTEEN (18) MONTHS FROM JANUARY 2, 2027 TO JULY 2, 2028 WITH NO ADDITIONAL PAYMENT TO THE COMPANY’S TRUST ACCOUNT (THE “TRUST ACCOUNT”)

For ☐	Against ☐	Abstain ☐

2.	PROPOSAL 2. TRUST AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S INVESTMENT MANAGEMENT TRUST AGREEMENT, DATED AS OF JULY 28, 2021, AS AMENDED ON JULY 26, 2023, JANUARY 27, 2023, JULY 31, 2024, JANUARY 2, 2024, AND DECEMBER 31, 2024 (THE “TRUST AGREEMENT”), BY AND BETWEEN THE COMPANY AND CONTINENTAL STOCK TRANSFER & TRUST COMPANY (THE “TRUSTEE”), ALLOWING THE COMPANY TO EXTEND THE COMBINATION PERIOD FOR AN ADDITIONAL EIGHTEEN (18) MONTHS FROM JANUARY 2, 2027 TO JULY 2, 2028 (I.E., FOR A TOTAL PERIOD OF TIME ENDING 83 MONTHS FROM THE CONSUMMATION OF THE COMPANY’S INITIAL PUBLIC OFFERING) (AS AMENDED, THE “TRUST AMENDMENT”) BY DEPOSITING NO ADDITIONAL FUNDS INTO THE TRUST ACCOUNT

For ☐	Against ☐	Abstain ☐

3.	PROPOSAL 3. DIRECTOR — TO ELECT ONE CLASS II DIRECTOR TO THE COMPANY’S BOARD OF DIRECTORS UNTIL THE EXPIRATION OF HIS TERM OR UNTIL HIS SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED OR UNTIL HIS EARLIER RESIGNATION, REMOVAL OR DEATH. THE TERM OF THE CLASS I DIRECTORS WILL END AT THE COMPANY’S ANNUAL MEETING HELD IN 2030.

FOR all nominees listed below (except as indicated). ☐

WITHHOLD AUTHORITY to vote for all nominees listed below. ☐

If you wish to withhold your vote for any individual nominee, strike a line through that nominee’s name set forth below:

Ming-Hsien Hsu

4. PROPOSAL 4. ADJOURNMENT — TO ACT ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

For ☐	Against ☐	Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL GENERAL MEETING AND ANYADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL GENERAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:____________________________________
Signature of Stockholder

(Signature if held Jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Annual General Meeting (Circle one):            Yes            No

Number of attendees: ______

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL GENERAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.